UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[           ], 2017
Dear Arconic Shareholders:
You are cordially invited to attend a Special Meeting of Shareholders of Arconic Inc. (“Arconic” or the “Company”) to be held on [           ], 2017, at [  ], local time, at [                              ].
At the special meeting, we will ask you to consider and vote on a proposal to approve the merger (the “Reincorporation Merger”) of the Company with a newly formed direct wholly owned subsidiary of the Company incorporated in Delaware (“Arconic Delaware”) in order to effect the change of the Company’s jurisdiction of incorporation from Pennsylvania to Delaware (the “Reincorporation”); a proposal to approve, on an advisory basis, that the certificate of incorporation of Arconic Delaware following the Reincorporation (the “Delaware Certificate”) will not contain any supermajority voting requirements; and a proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.
The proxy statement attached to this letter provides you with information about the proposed Reincorporation and related governance changes. Please read the entire proxy statement carefully. You may obtain additional information about Arconic from documents we file with the U.S. Securities and Exchange Commission.
Whether or not you plan to attend the special meeting in person, please complete, sign, date and return promptly the enclosed proxy card or voting instruction form. If you hold shares through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or nominee to provide voting instructions. You can revoke your proxy at any time before the special meeting and provide a new proxy as you deem appropriate. Only your latest dated proxy will count. If you decide to attend the special meeting and wish to change your proxy vote, you may do so by voting in person at the special meeting.
Your vote is very important. We look forward to seeing you on [           ], 2017.
Sincerely,
David P. Hess
Interim Chief Executive Officer

NOTICE OF 2017 SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Special Meeting of Shareholders of Arconic Inc. (“Arconic” or the “Company”) will be held at [                              ] on [           ], 2017, at [  ], local time. Holders of record of Arconic common stock at the close of business on [           ], 2017, the record date for the special meeting (the “record date”), are entitled to vote at the special meeting.
The special meeting will be held for the following purposes:
1.
to vote on a proposal to approve the merger (the “Reincorporation Merger”) of the Company with a newly formed direct wholly owned subsidiary of the Company incorporated in Delaware (“Arconic Delaware”) in order to effect the change of the Company’s jurisdiction of incorporation from Pennsylvania to Delaware (the “Reincorporation”);

2.
to vote on a proposal to approve, on an advisory basis, that the certificate of incorporation of Arconic Delaware following the Reincorporation (the “Delaware Certificate”) will not contain any supermajority voting requirements;

3.
to vote on a proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate; and

4.
to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You will need an admission ticket if you plan to attend the special meeting. Please see the questions and answers section of the proxy statement for instructions on how to obtain an admission ticket.
Your vote is important. Whether or not you plan to attend the special meeting in person, please vote by completing, signing, dating and returning the enclosed proxy card or voting instruction form as soon as possible to ensure your representation at the special meeting. Promptly voting your shares will ensure a quorum and save Arconic the expense of further solicitation. A proxy may be revoked at any time before the special meeting.
On behalf of Arconic’s Board of Directors,
Katherine Hargrove Ramundo
Executive Vice President, Chief Legal Officer and Corporate Secretary
[           ], 2017

390 Park Avenue
New York, NY 10022-4608
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [           ], 2017
The Notice of Special Meeting and Proxy Statement is available at
[                     ]
The Board of Directors of Arconic Inc. (“Arconic”) is providing this proxy statement in connection with the Special Meeting of Shareholders to be held on [           ], 2017, at [  ], local time, at [                              ], and at any adjournment or postponement thereof.
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about [           ], 2017. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the proxy materials to each shareholder of record, Arconic may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.

PROXY SUMMARY
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement before you vote.
2017 SPECIAL MEETING OF SHAREHOLDERS
Time and Date:	[ ], local time, [ ], 2017
Place:	[ ]
Record Date:	[ ], 2017
Voting:	Shareholders as of the record date are entitled to vote. Each share of Arconic common stock is entitled to one vote for each of the proposals to be voted on.
Admission:	An admission ticket is required to attend Arconic’s special meeting. See Question 5 in the “Questions and Answers About the Special Meeting and Voting” section regarding how to obtain a ticket.
How to Cast Your Vote
Your vote is important! Please cast your vote.
Shareholders of record, who hold shares registered in their names, can vote by:
Internet at [ ]	calling [ ] toll-free from the U.S. or Canada	mail return the signed proxy card
The deadline for voting online or by telephone is [           ], Eastern Time, on [           ], 2017. If you vote by mail, your proxy card must be received before the special meeting. If you hold shares in an Arconic savings plan, your voting instructions must be received by [           ], Eastern Time, on [           ], 2017.
Beneficial owners, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.
If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the special meeting. Even if you plan to attend our special meeting in person, please cast your vote as soon as possible.
See the “Questions and Answers About the Special Meeting and Voting” section for more details.
Voting Matters and Board Recommendations
Voting Matters		Board’s Recommendation
Item 1.	A proposal to approve the Reincorporation Merger with Arconic Delaware in order to effect the Reincorporation.	FOR
Item 2.	A proposal to approve, on an advisory basis, that the certificate of incorporation of Arconic Delaware following the Reincorporation (the “Delaware Certificate”) will not contain any supermajority voting requirements.	FOR
Item 3.	A proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.	FOR

PROXY STATEMENT
FOR
ARCONIC INC.

390 Park Avenue
New York, NY 10022-4608
ABOUT THIS PROXY STATEMENT
Purpose
This proxy statement is being furnished by Arconic Inc., a Pennsylvania corporation (‘‘Arconic,’’ ‘‘Arconic Pennsylvania’’ or, prior to the Reincorporation, the ‘‘Company’’), in connection with the solicitation by Arconic’s Board of Directors of proxies to be voted at our special meeting of shareholders to be held on [           ], 2017, at [           ], local time, at [         ], and at any adjournment or postponement thereof. The holders of record of Arconic common stock, par value $1.00 per share (‘‘common stock’’), as of the close of business on [           ], 2017, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting and any adjournment or postponements thereof. As of the record date, there were [           ] shares of our common stock issued, outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented at the special meeting.
The special meeting will be held for the following purposes:
1.
to vote on a proposal to approve the merger (the ‘‘Reincorporation Merger’’) of the Company with a newly formed direct wholly owned subsidiary of the Company incorporated in Delaware (‘‘Arconic Delaware’’) in order to effect the change of the Company’s jurisdiction of incorporation from Pennsylvania to Delaware (the ‘‘Reincorporation’’);

2.
to vote on a proposal to approve, on an advisory basis, that the certificate of incorporation of Arconic Delaware following the Reincorporation (the ‘‘Delaware Certificate’’) will not contain any supermajority voting requirements;

3.
to vote on a proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate; and

4.
to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If our shareholders approve the Reincorporation Merger to effect the Reincorporation, and Arconic effects it, the Reincorporation will become effective at the effective time of the Reincorporation Merger (the ‘‘Effective Time’’), pursuant to the filings of the Statement of Merger in the Pennsylvania Department of State and the Certificate of Merger with the Delaware Secretary of State effecting the Reincorporation Merger (together, the ‘‘Merger Certificates’’). Assuming approval by our shareholders, the Company currently expects the Effective Time of the Reincorporation Merger to occur on or about December 31, 2017. However, even if shareholders approve the Reincorporation Merger to effect the Reincorporation, Arconic may delay the Effective Time of the Reincorporation Merger or abandon the Reincorporation if the Arconic Board of Directors determines that such action is in the best interests of Arconic and our shareholders.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote FOR the proposal to approve the Reincorporation Merger to effect the Reincorporation, FOR the proposal to approve, on an advisory basis, that the Delaware Certificate will not contain any supermajority voting requirements and FOR the proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.

Questions and Answers About the Special Meeting and Voting
1.
Who is entitled to vote and how many votes do I have?

If you were a holder of record of Arconic common stock at the close of business on [           ], 2017, you are eligible to vote at the special meeting. For each matter presented for vote, you have one vote for each share you own.
2.
What is the difference between holding shares as a shareholder of record/registered shareholder and as a beneficial owner of shares?

Shareholder of Record or Registered Shareholder.   If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a ‘‘shareholder of record’’ or a ‘‘registered shareholder’’ of those shares.
Beneficial Owner of Shares.   If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
3.
How do I vote if I am a shareholder of record?

By Telephone or Internet.   All shareholders of record can vote by touchtone telephone within the United States, U.S. territories and Canada, using the toll-free telephone number on the proxy card, or through the Internet, using the procedures and instructions described on the proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.
By Written Proxy.   All shareholders of record can also vote by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability of Proxy Materials (‘‘Notice’’), you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.
In Person.   All shareholders of record may vote in person at the special meeting. See Question 5 below regarding how to obtain an admission ticket to attend the special meeting.
If no contrary instruction is indicated on your proxy, the proxy committee will vote the shares FOR the proposal to approve the Reincorporation Merger to effect the Reincorporation, FOR the approval, on an advisory basis, that the Delaware Certificate will not contain any supermajority voting requirements and FOR the approval, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.
Whether you plan to attend the special meeting or not, we encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.
4.
How do I vote if I am a beneficial owner of shares?

If you are a beneficial owner of shares of common stock, you can vote by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the Internet. If you wish to vote your shares at the special meeting, you must obtain a legal proxy from your broker, bank or other financial institution and bring it with you to hand in with your ballot. See Question 5 below regarding how to obtain an admission ticket to the special meeting.
5.
How do I get an admission ticket to attend the special meeting?

You may attend the special meeting if you were a shareholder as of the close of business on the record date. If you plan to attend the meeting, you will need an admission ticket. If you are a registered shareholder, have your Notice available and call [               ] or visit [           ] and follow the

instructions provided. If a broker, bank or other financial institution holds your shares and you would like to attend the meeting, please write to: Arconic Inc., 201 Isabella Street, Pittsburgh, PA 15212-5858, Attention: Diane Thumma or email to diane.thumma@arconic.com. Please include a copy of your brokerage account statement or a legal proxy (which you can obtain from your broker, bank or other financial institution), and we will send you an admission ticket.
6.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Arconic’s Dividend Reinvestment and Stock Purchase Plan or employee savings plans, you will receive one Notice (or if you are an employee with an Arconic email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the United States and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.
7.
How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the special meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the Internet. You cannot vote your shares in person at the special meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by [           ], Eastern Time, on [           ], 2017.
8.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the special meeting (please note that, in order to be counted, the revocation or change must be received by [           ], Eastern Time, on [           ], 2017, or by [           ], Eastern Time, on [           ], 2017 in the case of instructions to the trustee of an employee savings plan):
•
Vote again by telephone or at the Internet website.

•
Mail a revised proxy card or voting instruction form that is dated later than the prior one.

•
Shareholders of record may vote in person at the special meeting.

•
Shareholders of record may notify Arconic’s Corporate Secretary in writing that a prior proxy is revoked.

•
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

9.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company or its successors;

•
in the case of a contested proxy solicitation;

•
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

•
to allow the independent judge of election to certify the results of the vote.

[           ], the independent proxy tabulator used by Arconic, counts the votes and acts as the judge of election for the special meeting.
10.
What happens if I do not instruct my broker how to vote?

Under New York Stock Exchange (‘‘NYSE’’) rules, the proposals to approve the Reincorporation Merger to effect the Reincorporation, to approve, on an advisory basis, that the Delaware Certificate will not contain supermajority voting requirements and to approve, on an advisory basis, that the Board of Directors of Arconic Delaware will be elected on an annual basis following the Reincorporation, are each considered ‘‘non-discretionary’’ items. This means that brokerage firms may not exercise discretionary authority on behalf of clients (beneficial owners) who have not furnished voting instructions regarding any of the proposals to be voted on at the special meeting—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals. Therefore, if you hold your shares in street name, it is important that you cast your vote by instructing your bank, broker or other nominee on how to vote if you want your vote to be counted at the special meeting.
11.
What constitutes a ‘‘quorum’’ for the special meeting?

A quorum consists of a majority of the outstanding shares, present at the meeting or represented by proxy. A quorum is necessary to conduct business at the special meeting. You are part of the quorum if you have voted by proxy. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum unless you vote to abstain on all proposals, in which case your shares will not be counted as present for purposes of determining the presence of a quorum.
12.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on the record date for the special meeting, Arconic had outstanding [            ] shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each of the proposals to be voted on. Shares of preferred stock will not be entitled to vote on any of the proposals at the special meeting.
Under Pennsylvania law, the proposals to approve the Reincorporation Merger to effect the Reincorporation, to approve, on an advisory basis, that the Delaware Certificate will not contain supermajority voting requirements and to approve, on an advisory basis, that the Board of Directors of Arconic Delaware will be elected on an annual basis following the Reincorporation each requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. ‘‘Votes cast’’ on these proposals means votes ‘‘for’’ or ‘‘against’’ a particular proposal, whether by proxy or in person. Abstentions are not considered ‘‘votes cast’’ on these proposals and therefore have no effect on the outcome of these proposals.
13.
Who pays for the solicitation of proxies?

Arconic pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated (‘‘Innisfree’’), 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $[               ], plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
14.
What is ‘‘householding’’?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as ‘‘householding,’’ will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.

We will deliver promptly upon written or oral request a separate copy of the proxy statement or Notice of Internet Availability of Proxy Materials to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Diane Thumma at Arconic Inc., 201 Isabella Street, Pittsburgh, PA 15212-5858, Attention: Diane Thumma, or email to diane.thumma@arconic.com or call 1-412-553-1245.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the United States and Canada), 1-201-680-6578 (all other locations), by regular mail to Computershare, P.O. Box 505000, Louisville, KY 40233-5000, by overnight delivery to Computershare, 462 South 4th Street Suite 1600 Louisville, KY 40202, or through the Computershare website, www.computershare.com. Shareholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.
15.
Who should I contact if I have any questions?

Shareholders with questions or who need assistance in voting their shares may call Innisfree toll-free at (877) 750-5836. Banks and brokers may call collect at 1-212-750-5833.

PROPOSALS
The Proposals
Arconic is asking shareholders to:
1.
approve the merger of the Company with a newly formed direct wholly owned subsidiary of the Company incorporated in Delaware (‘‘Arconic Delaware’’ or, following the Reincorporation, the ‘‘Company’’) in order to effect the change of the Company’s jurisdiction of incorporation from Pennsylvania to Delaware;

2.
approve, on an advisory basis, that the Delaware Certificate will not contain any supermajority voting requirements; and

3.
approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.

On [           ], 2017, our Board of Directors (the ‘‘Board’’) approved the Reincorporation Merger to effect the Reincorporation, subject to the authority of the Board, in its discretion, to determine that it is in the best interests of Arconic and its shareholders to abandon the Reincorporation Merger and the Reincorporation. If approved by shareholders, the Reincorporation will be effected through the merger of the Company with and into Arconic Delaware, with Arconic Delaware surviving the merger. The name of the Company after the Reincorporation will remain Arconic Inc. No further action on the part of shareholders will be required to implement, or to abandon, the Reincorporation. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the Commonwealth of Pennsylvania is sometimes referred to herein as ‘‘Arconic Pennsylvania.’’
The principal effects of the Reincorporation will be that:
•
The affairs of the Company will cease to be governed by Pennsylvania corporation laws and will become subject to Delaware corporation laws.

•
Each outstanding share of common stock, par value $1.00 per share, of Arconic Pennsylvania will automatically be converted into one share of common stock, par value $1.00 per share, of Arconic Delaware. Each outstanding share of preferred stock of Arconic Pennsylvania will automatically be converted into one share of preferred stock of Arconic Delaware with the same respective par value. All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by Arconic Delaware, and each outstanding equity award and notional share unit relating to shares of Arconic Pennsylvania’s common stock will be converted into an equity award or notional share unit, as applicable, relating to an equivalent number of shares of Arconic Delaware’s common stock on the same terms and subject to the same conditions.

•
Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or number of authorized shares of the Company, nor will it result in any change in location of our current employees, including management.

•
The Company’s existing Articles of Incorporation (the ‘‘Pennsylvania Articles’’) and existing By-Laws (the ‘‘Pennsylvania By-Laws’’) will be replaced by a new Certificate of Incorporation (the ‘‘Delaware Certificate’’) and new Bylaws (the ‘‘Delaware Bylaws’’), as more fully described below.

•
The Delaware Certificate and the Delaware Bylaws will not contain any supermajority voting requirements. The Pennsylvania Articles currently contain provisions that require the affirmative vote of 80% of the outstanding shares of capital stock of the Company to (a) amend Article SEVENTH of the Pennsylvania Articles, which provides that certain repurchases of capital stock from interested shareholders require approval by the Company’s other shareholders; (b) amend Article EIGHTH of the Pennsylvania Articles, which addresses the Board size, the classified Board structure, nominations for the election of directors, removal of directors and filling vacancies on the Board; and (c) remove directors with or without cause.

•
The Delaware Certificate and the Delaware Bylaws will provide that the Board will be completely declassified and that all directors elected at each annual meeting will be elected on an annual basis with one-year terms. Under the Pennsylvania Articles, the Board is currently divided into three classes, as nearly equal in number as possible, composed of directors each serving terms of office of three years.

•
The Delaware Certificate will generally provide that the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Company to the Company or to the Company’s stockholders, (iii) action asserting a claim against the Company or any current or former director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law (the ‘‘DGCL’’) or the Delaware Certificate or the Delaware Bylaws, (iv) action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine or (v) action asserting an ‘‘internal corporate claim’’ as that term is defined under Delaware law, will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware).

•
Certain other key substantive rights of Arconic Pennsylvania shareholders, such as majority voting in uncontested director elections and the right of shareholders to call a special meeting, will remain in effect for Arconic Delaware following the Reincorporation. See the comparison contained in the chart below under the heading ‘‘Comparison of Corporate Laws and Governance Between Arconic Pennsylvania and Arconic Delaware.’’

Certain Risks Associated with the Reincorporation
Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from access to Delaware courts, incorporation under Delaware law, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance. In addition, the Delaware Certificate and the Delaware Bylaws, in comparison to the Pennsylvania Articles and the Pennsylvania By-Laws, contain or eliminate certain provisions that may have the effect of reducing certain rights of stockholders.
Furthermore, Arconic Delaware will not be subject to certain statutory takeover provisions that currently apply to Arconic Pennsylvania, which could impact Arconic Delaware’s ability to resist or negotiate in the event of a takeover bid that the Board believes is not in the best interests of Arconic Delaware or its shareholders. However, Arconic Delaware will be subject to some statutory provisions of Delaware law that may have anti-takeover effects, such as Section 203 of the DGCL. See the ‘‘Comparison of Corporate Laws and Governance Between Arconic Pennsylvania and Arconic Delaware’’ section for more details.
General Information
Shareholders are urged to read these proposals carefully, including all of the related exhibits referenced below and attached to this proxy statement, before voting on the Reincorporation and the other proposals to be considered at the special meeting. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the proposed Agreement and Plan of Merger (the ‘‘Reincorporation Merger Agreement’’) by and between Arconic Pennsylvania and Arconic Delaware, in the form attached hereto as Exhibit A, the Delaware Certificate, in the form attached hereto as Exhibit B, and the Delaware Bylaws, in the form attached hereto as Exhibit C. Copies of the Pennsylvania Articles and Pennsylvania By-Laws are filed with the U.S. Securities and Exchange Commission (the ‘‘SEC’’) as exhibits to our periodic reports and also are available for inspection at our principal executive offices. Copies will be sent to shareholders free of charge upon written request to Arconic Inc., Corporate Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858.

Reasons for the Reincorporation
Background
In connection with the Company’s 2017 Annual Meeting of Shareholders (the ‘‘2017 Annual Meeting’’), the Board submitted certain proposals for shareholder approval at the 2017 Annual Meeting to eliminate the supermajority voting provisions in the Pennsylvania Articles and to declassify the Board structure. In the Company’s definitive proxy statement for the 2017 Annual Meeting, the Company stated that such proposals required the approval of the holders of 80% of the outstanding common stock of the Company under the Pennsylvania Articles and if they received the approval of less than 80% of the outstanding common stock, the Company intended to submit for shareholder approval at or prior to the 2018 annual meeting of shareholders one or more proposals to effect the change of the Company’s jurisdiction of incorporation from Pennsylvania to Delaware by means of a reincorporation merger, and that the Board structure of the resulting Delaware corporation would be declassified, and its organizational documents would not contain any supermajority vote requirements.
In addition, prior to the 2017 Annual Meeting, Arconic entered into an agreement with affiliates of Elliott Management Corporation (‘‘Elliott’’) to resolve the proxy contest Elliott had commenced in connection with the 2017 Annual Meeting and, as part of the agreement, Arconic agreed to use reasonable best efforts to reincorporate in Delaware on or prior to December 31, 2017. As part of the agreement, Elliott agreed to cause to be present for quorum purposes at the special meeting all Arconic common stock that Elliott or any of their affiliates have the right to vote as of the record date, and vote or cause to be voted all such common stock in favor of the approval of the Reincorporation and related proposals.
At the 2017 Annual Meeting, each proposal to eliminate supermajority voting requirements and to declassify the Board received the support of approximately 97% of the votes cast, but failed to receive the requisite approval of 80% of the outstanding shares of the Company. In accordance with the views expressed by its shareholders and the agreement with Elliott, Arconic is seeking to complete the Reincorporation on or prior to December 31, 2017.
Reasons for Reincorporation in Delaware
The State of Delaware has been a leading jurisdiction in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. The Board believes that it is important for Arconic to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs. In addition, the Board believes that direct benefits that Delaware law provides to a corporation indirectly benefit the shareholders, who are our owners. Specifically, the Board believes that there are several benefits in the Reincorporation, as summarized below.
Access to Specialized Courts.   Delaware has a specialized court of equity called the Court of Chancery that hears corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware courts. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In contrast, Pennsylvania does not have a similar specialized court established to hear corporate law cases. Rather, disputes involving questions of Pennsylvania corporate law are either heard by the Pennsylvania Courts of Common Pleas, the general trial courts in Pennsylvania that hears all manner of cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in Pennsylvania may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent and predictable.

Highly Developed and Predictable Corporate Law.   Delaware has one of the most modern statutory corporation codes, which is revised regularly in response to changing legal and business needs of corporations. The Delaware legislature is particularly responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under Pennsylvania law. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions.
Enhanced Ability to Attract and Retain Directors and Officers.   The Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors. The vast majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Pennsylvania law. The Board believes that the Reincorporation will enhance our ability to recruit and retain directors and officers. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.
Shareholder-Friendly Corporate Governance Changes.   The Pennsylvania Articles currently provide that amendments to certain provisions relating to fair price protection, director elections, director removal and the classified structure of the Board require the approval of the holders of 80% of the outstanding common stock of the Company. In connection with the Reincorporation, the Delaware Certificate and the Delaware Bylaws will not contain any supermajority voting requirements and will provide for a declassified Board structure. The Board believes that a majority voting standard for shareholder action will ensure that actions may be taken to reflect the expressed views of the holders of a majority of the voting power, rather than requiring that a supermajority percentage of the Company’s outstanding shares be voted in favor of a proposal, which can result in the failure of the proposal to be approved if more than 20% of the Company’s outstanding shares simply fail to vote either for or against the proposal. The Board has also considered that the potential advantages of declassifying the Board structure include the ability of shareholders to evaluate directors annually. An annually elected Board structure is also perceived by many institutional shareholders as increasing the accountability of directors to shareholders. The foregoing corporate governance changes were previously proposed by the Board at the 2017 Annual Meeting and overwhelmingly supported by our shareholders, with each proposal receiving the support of approximately 97% of the votes cast, but failed to receive the requisite approval of 80% of the outstanding shares of the Company under the Pennsylvania Articles.
Changes to the Business of the Company as a Result of the Reincorporation
Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or number of authorized shares of the Company, nor will it result in any change in location of our current employees, including management. Upon consummation of the Reincorporation, our principal executive offices will continue to be located at 390 Park Avenue, New York, NY. The consolidated financial condition and results of operations of Arconic Delaware immediately after consummation of the Reincorporation will be the same as those of Arconic Pennsylvania immediately before the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Arconic Delaware immediately after consummation of the Reincorporation will consist of those persons serving on the Board of Arconic Pennsylvania immediately prior to the Reincorporation, and the individuals serving as executive officers of Arconic

Pennsylvania immediately prior to the Reincorporation will continue to serve as executive officers of Arconic Delaware, without any change in title or responsibilities. Upon effectiveness of the Reincorporation, Arconic Delaware will be the successor in interest to Arconic Pennsylvania, and the shareholders of Arconic Pennsylvania will become stockholders of Arconic Delaware.
Mechanics of the Reincorporation
The Reincorporation will be effected by the merger of Arconic Pennsylvania with and into Arconic Delaware, a direct wholly owned subsidiary of the Company that will be incorporated under the DGCL for purposes of the Reincorporation, in the Reincorporation Merger. The Company as it currently exists as a Pennsylvania corporation will cease to exist as a result of the Reincorporation Merger, and Arconic Delaware will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation. The existing holders of our common stock will own all of the outstanding shares of Arconic Delaware common stock, and no change in ownership will result from the Reincorporation.
At the Effective Time, we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate, the Delaware Bylaws and the DGCL contain many provisions that are similar to the provisions of the Pennsylvania Articles, the Pennsylvania By-Laws and the Pennsylvania Business Corporation Law (the ‘‘PBCL’’), they do include certain provisions that are different, as described in more detail below.
If our shareholders approve the Reincorporation Merger to effect the Reincorporation, and Arconic effects it, upon the Effective Time, each outstanding share of common stock, par value $1.00 per share, of Arconic Pennsylvania will automatically be converted into one share of common stock, par value $1.00 per share, of Arconic Delaware. Each outstanding share of preferred stock of Arconic Pennsylvania will automatically be converted into one share of preferred stock of Arconic Delaware with the same respective par value. All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by Arconic Delaware, and each outstanding equity award and notional share unit relating to shares of Arconic Pennsylvania’s common stock will be converted into an equity award or notional share unit, as applicable, relating to an equivalent number of shares of Arconic Delaware’s common stock on the same terms and subject to the same conditions. The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, will be continued by Arconic Delaware upon the terms and subject to the conditions specified in such plans. The registration statements of Arconic Pennsylvania on file with the SEC immediately prior to the Reincorporation will be assumed by Arconic Delaware.
Our common stock is listed for trading on the New York Stock Exchange (‘‘NYSE’’) under the ticker symbol ‘‘ARNC.’’ After the Reincorporation, Arconic Delaware’s common stock will continue to be traded on NYSE without interruption, under the same symbol.
CERTIFICATES CURRENTLY ISSUED FOR SHARES IN ARCONIC PENNSYLVANIA WILL AUTOMATICALLY REPRESENT SHARES IN ARCONIC DELAWARE UPON COMPLETION OF THE REINCORPORATION MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.
Shares Held in Book-Entry and Through a Bank, Broker or Other Nominee
The conversion of shares of common and preferred stock of Arconic Pennsylvania into corresponding shares of common and preferred stock of Arconic Delaware will occur automatically at the Effective Time without any additional action on the part of shareholders.
Upon the Reincorporation, we intend to treat shareholders holding shares of our common stock or preferred stock in ‘‘street name’’ (that is, through a bank, broker or other nominee) in the same manner as registered shareholders whose shares of our common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reincorporation for their beneficial holders holding shares of our common stock or preferred stock in ‘‘street name’’; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reincorporation. If you hold your shares of our common stock or preferred stock with a bank, broker or other nominee, and you have any questions in this regard, we encourage you to contact your nominee.

If you hold registered shares of Arconic Pennsylvania common stock or preferred stock (including any fractional shares) in a book-entry form, you do not need to take any action to receive your post-Reincorporation shares of Arconic Delaware common stock or preferred stock, as applicable, in registered book-entry form. A transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Arconic Delaware common stock or preferred stock you hold.
If you hold any of your shares of Arconic Pennsylvania common stock or preferred stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing shares of Arconic Pennsylvania common stock or preferred stock for either: (1) a certificate representing post-Reincorporation shares of Arconic Delaware common stock or preferred stock, as applicable, or (2) post-Reincorporation shares of Arconic Delaware common stock or preferred stock, as applicable, in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock or preferred stock you hold. Beginning at the Effective Time, each certificate representing Arconic Pennsylvania common stock or preferred stock will be deemed for all corporate purposes to evidence ownership of Arconic Delaware common stock or preferred stock, as applicable.
Shareholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.
Effective Time
If our shareholders approve the Reincorporation Merger to effect the Reincorporation, and Arconic effects it, the Reincorporation will become effective at the Effective Time of the Reincorporation Merger, pursuant to the filings of the Merger Certificates in the Pennsylvania Department of State and with the Delaware Secretary of State effecting the Reincorporation Merger. Assuming approval by our shareholders, the Company currently expects the Effective Time of the Reincorporation Merger to occur on or about December 31, 2017.
If, at any time prior to the Effective Time, the Board, in its discretion, determines that it is in Arconic’s best interests and the best interests of Arconic’s shareholders to delay the filing of the Merger Certificates or abandon the Reincorporation, the Reincorporation may be delayed or abandoned, without any further action by our shareholders.
Effect on Preferred Stock and Convertible Notes
Preferred Stock
Pursuant to the Pennsylvania Articles, the Company’s current authorized capital stock consists of 660,000 shares of Serial Preferred Stock, par value $100 per share (‘‘Pennsylvania Class A Preferred Stock’’), 10,000,000 shares of Class B Serial Preferred Stock, par value of  $1.00 per share (the ‘‘Pennsylvania Class B Preferred Stock’’ and together with the Pennsylvania Class A Preferred Stock, the ‘‘Pennsylvania Preferred Stock’’), and 600,000,000 shares of common stock. The Reincorporation would not impact the total authorized number of shares of preferred stock or common stock, or the par value of the preferred stock or the common stock. The Delaware Certificate will authorize the same number of shares of the common stock and each class of preferred stock at the same corresponding par values. The Delaware Certificate will also provide that the Board may authorize the issuance from time to time of shares of preferred stock in one or more series, and may specify the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof, pursuant to the Delaware Certificate and Delaware law.
As of  [           ], 2017, the following shares were issued and outstanding: [           ] shares of Pennsylvania Class A Preferred Stock designated as $3.75 Cumulative Preferred Stock and [           ] shares of Pennsylvania Class B Preferred Stock designated as 5.375% Mandatory Convertible Preferred Stock, Series 1 (the ‘‘Mandatory Convertible Preferred Stock’’). Under the terms of the Mandatory

Convertible Preferred Stock, on October 1, 2017, all outstanding shares of the Mandatory Convertible Preferred Stock will automatically convert into shares of Arconic Pennsylvania common stock, at a conversion rate described in the terms of the Mandatory Convertible Preferred Stock. In the Reincorporation, each share of Pennsylvania Preferred Stock outstanding immediately prior to the Effective Time will automatically be converted into one share of preferred stock, of the same par value, of Arconic Delaware.
Convertible Notes
If the Reincorporation is approved by our shareholders, prior to the Reincorporation Merger, Arconic Pennsylvania intends to merge RTI International Metals, Inc. (‘‘RTI’’), a wholly owned subsidiary of Arconic Pennsylvania, with and into Arconic Pennsylvania. Arconic Pennsylvania will be the surviving entity of that merger (the ‘‘RTI Merger’’). The RTI Merger will result in Arconic Pennsylvania replacing RTI as the issuer and primary obligor under RTI’s outstanding 1.63% Convertible Notes due 2019 (the ‘‘Convertible Notes’’). The Reincorporation Merger will then result in Arconic Delaware replacing Arconic Pennsylvania as the issuer and primary obligor under the terms of the Convertible Notes, and the Convertible Notes will become convertible into shares of Arconic Delaware common stock rather than Arconic Pennsylvania common stock.
Effect on Dividends
Under Pennsylvania law, holders of Arconic Pennsylvania common stock are only entitled to receive such dividends payable on our common stock as the Board may declare out of funds legally available for such payments. The Reincorporation is not expected to materially affect the status of such holders’ entitlement to dividends. Under Delaware law, holders of Arconic Delaware common stock will only be entitled to receive such dividends payable on Arconic Delaware common stock as the Board may declare out of funds legally available for such payments.
The Board reviews the appropriateness of the dividend on our common stock each quarter. The determination of the amount of future dividends on our common stock will depend on our future earnings, capital requirements, financial condition and other relevant factors. The Board may determine to reduce or eliminate our common stock dividend in the event of material future deteriorations in business conditions.
Comparison of Corporate Laws and Governance Between Arconic Pennsylvania and Arconic Delaware
The following summarizes a comparison of certain provisions of the Pennsylvania Articles and Pennsylvania By-Laws and Delaware Certificate and Delaware Bylaws, as well as certain provisions of Pennsylvania law and Delaware law. The comparison highlights important differences, but is not intended to list all differences, and is qualified in its entirety by reference to the Pennsylvania Articles and Pennsylvania By-Laws, and the Delaware Certificate and Delaware Bylaws. Shareholders are encouraged to read the Delaware Certificate, the Delaware Bylaws, the Pennsylvania Articles and the Pennsylvania By-Laws in their entirety. The Delaware Certificate and Delaware Bylaws are attached to this proxy statement as Exhibit B and Exhibit C, respectively, and the Pennsylvania Articles and Pennsylvania By-Laws are filed publicly as exhibits to our periodic reports with the SEC. In addition, shareholders are encouraged to read the PBCL and the DGCL.
Provision	Arconic Pennsylvania	Arconic Delaware
Shareholder Approval of Certain Business Combinations	Under Section 2538 of the PBCL, the approval of shareholders holding at least a majority of voting shares (excluding the interested shareholders’ vote) is generally required for certain transactions such as mergers or share exchanges with an ‘‘interested shareholder,’’ unless (i) the transaction has been approved by a majority of the	Under Section 203 of the DGCL, a Delaware corporation is generally prohibited from engaging in a ‘‘business combination’’ with an ‘‘interested stockholder’’ for three years following the time that such person or entity becomes an interested stockholder, unless (i) prior to the time that such stockholder became an interested stockholder, the board of

Provision	Arconic Pennsylvania	Arconic Delaware

directors not associated with the interested shareholder, (ii) the transaction satisfies a statutory minimum price standard, or (iii) the transaction is effected as a statutory short-form merger by an 80% shareholder.
Sections 2551 –  2556 of the PBCL prohibit ‘‘business combinations’’ with ‘‘interested shareholders’’ holding at least 20% of a company’s voting power, unless (i) the board of directors had approved either the transaction or the interested shareholder’s acquisition of its 20% or more interest, (ii) the interested shareholder holds at least 80% of the corporation’s voting power and the transaction satisfies specified minimum-price and other requirements and is approved by a majority of the shares not held by the interested shareholder, or (iii) at least five years have passed after the interested shareholder acquired its 20% or more interest, and (A) the transaction is approved by a majority of the shares not held by the interested shareholder, or (B) the transaction is approved by a majority of all shares and the transactions satisfies specified minimum-price and other requirements. Arconic Pennsylvania has not opted out of these requirements.
In addition, the Pennsylvania Articles provide that the Company shall not knowingly engage in any stock repurchase from an ‘‘interested shareholder’’ without the affirmative vote of not less than a majority of the votes entitled to be cast by the holders of all then outstanding shares which are beneficially owned by persons other than such interested shareholder.

directors approved either the business combination or the transaction which resulted in the stockholding becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (A) by persons who are directors and also officers and (B) employee stock plans in which employee participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer, or (iii) at or following the time that such stockholder become an interested stockholder, the board of directors and two-thirds of the shares (other than owned by the interested stockholder) approve the transaction. A corporation may ‘‘opt out’’ of Section 203 of the DGCL in its certificate of incorporation. The Company currently expects that Arconic Delaware will be subject to Section 203 of the DGCL.
The Delaware Certificate does not include an analogous provision to the Pennsylvania Articles requiring shareholder approval for stock repurchases from interested stockholders.

Pennsylvania Anti-Takeover Provisions	Under Section 2545 of the PBCL, a ‘‘control transaction’’ (an acquisition by a person or group of the voting power over at least 20% of the voting shares of a corporation) involving certain registered corporations requires the controlling person or group to provide prompt notice of the transaction to each	The DGCL does not have analogous anti-takeover provisions.

Provision	Arconic Pennsylvania	Arconic Delaware

shareholder and to a Pennsylvania court, and shareholders may make a written demand on the controlling person or group for payment of the fair value of their shares, subject to certain appraisal rights.
Under Section 2564 of the PBCL, shares of certain registered corporations acquired in a ‘‘control-share acquisition” (in which an acquirer first gains voting power of at least 20%, 33 1/3% or 50%) have no voting rights unless a resolution approved by a vote of a majority of the disinterested shares restores their voting rights.
Arconic Pennsylvania has not opted out of either of these provisions.

Directors’ Fiduciary Duties
Under Section 1712 of the PBCL, directors of Pennsylvania corporations owe their fiduciary duties to the corporation, and must perform their duties as a director in good faith, in a manner they reasonably believe to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.
Under Section 1715 of the PBCL, in discharging the duties of their respective positions, the board of directors, committees of the board and individual directors may, in considering the best interests of the corporation, consider to the extent they deem appropriate: (1) the effects of any action upon any or all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other establishments of the corporation are located, (2) the short-term and long-term interests of the corporation, including benefits that may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the continued independence of the corporation, (3) the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of
Delaware law generally provides that directors owe their fiduciary duties to the stockholders of a company, and must generally consider the best interests of stockholders above other constituencies, except in certain distressed company situations, in which directors may also owe duties to the company as an ‘‘enterprise,’’ which may be asserted in derivative claims on behalf of the company by other constituencies such as creditors.

Provision	Arconic Pennsylvania	Arconic Delaware
the corporation and (4) all other pertinent factors.
Section 1715 further provides that the fiduciary duty of directors does not require directors to redeem any shareholder rights plan, approve or take any action under section 2554 or other anti-takeover provisions, or otherwise take action solely because of the effect that such action might have on a proposed acquisition of control of the corporation or the consideration that might be paid to shareholders in such an acquisition.
Board Size	Under the Pennsylvania By-Laws, the number of directors is 13, and the Board is authorized to increase or decrease the number of directors without a vote of the shareholders, provided that such number is not less than 7 nor more than 15.	The Delaware Certificate and Delaware Bylaws provide that, subject to any rights of holders of preferred stock to elect directors, the number of directors is fixed exclusively by the Board. The Delaware Certificate and Delaware Bylaws do not specify the number of directors or provide for a minimum or maximum number of directors.
Shareholder Action by Written Consent
Section 1766 of the PBCL permits shareholder action by unanimous consent unless a corporation’s bylaws provide otherwise. For ‘‘registered corporations’’ such as Arconic Pennsylvania, shareholders may take action by the minimum number of votes that would be necessary to authorize the action at a meeting only if the articles of incorporation affirmatively provide for it.
The Pennsylvania Articles and Pennsylvania By-Laws permit shareholders to take action by written consent, provided that a consent or consents in writing to such action, setting forth the action so taken, be (1) signed by the shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting and (2) filed with the secretary of the Company.

Under Delaware law, shareholders are generally permitted to act by written consent in lieu of a shareholder meeting unless the certificate of incorporation provides otherwise.
Section 228 of the DGCL permits stockholder action by the written consent of the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise provided in a corporation’s certificate of incorporation.
The Delaware Certificate provides that stockholders may take action without a meeting if a consent or consents shall be signed by the holders of stock of Arconic Delaware having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of Arconic Delaware entitled to vote thereon were present and voted.

Provision	Arconic Pennsylvania	Arconic Delaware
Special Meetings of Shareholders	Under the Pennsylvania Articles, a special meeting of shareholders may only be called by (1) the chairman of the board, (2) the board of directors pursuant to a resolution adopted by the board, (3) the Secretary of the Company at the request in proper form of an ‘‘interested shareholder’’ (as defined in Section 2553 of the PBCL) for the purpose of approving certain business combinations under the PBCL or (4) the Secretary of the Company at the request in proper form of shareholders who have continuously held as shareholders of record net long shares representing in the aggregate at least 25% percent of the outstanding shares of common stock of the Company for at least one year prior to the date such request is delivered to the Secretary.	Under Section 211 of the DGCL, a special meeting of shareholders may be called by the board of directors or by such person or persons as may be authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate provides stockholders with substantially the same right to call special meetings as provided under the Pennsylvania Articles, except without a provision analogous to the provision in the Pennsylvania Articles for requests by an ‘‘interested shareholder’’ for the purpose of approving certain business combinations.
Vacancies on the Board of Directors
Under Section 1725 of the PBCL, vacancies in the board of directors of a corporation, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director.
The Pennsylvania Articles provide that vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum, except that vacancies resulting from removal from office by a vote of the shareholders may be filled by the shareholders at the same meeting at which such removal occurs. Under the Pennsylvania Articles, the affirmative vote of 80% of the outstanding shares of capital stock of the Company is required to amend or repeal, or adopt any provisions inconsistent with, this provision.

Under Section 223 of the DGCL, vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided for in a corporation’s certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship).
Like the Pennsylvania Articles, the Delaware Certificate and Delaware Bylaws provide that vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum. However, under the Delaware Certificate, amendments to this provision are subject to amendment by the affirmative vote of a majority (rather than 80%) of the voting power of the issued and outstanding capital stock of Arconic Delaware entitled to vote thereon.

Provision	Arconic Pennsylvania	Arconic Delaware
Classification of Board of Directors
Section 1724 of the PBCL provides that each director of a corporation will be selected for the term of office provided in the bylaws, which must be one year and until his successor has been selected and qualified or until his earlier death, resignation or removal, unless the board is classified. If the board is classified, except as otherwise provided in the articles of incorporation: (1) each class must be as nearly equal in number as possible, (2) the term of office of at least one class must expire each year and (3) the members of a class cannot be elected for a longer period than four years.
The Pennsylvania Articles provide that directors are classified into three classes, as nearly equal in number as possible, with directors elected to three-year terms.
Under the Pennsylvania Articles, the affirmative vote of 80% of the outstanding shares of capital stock of the Company is required to amend or repeal, or adopt any provisions inconsistent with, this provision.

Section 141 of the DGCL permits a board of directors, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders, to be divided into one, two or three classes; the term of office of those of the first class to expire at the first annual meeting held after such classification becomes effective; of the second class one year thereafter; of the third class two years thereafter; and at each annual election held after such classification becomes effective, directors to be chosen for a full term, as the case may be, to succeed those whose terms expire.
The Delaware Certificate provides that all directors will be elected annually to one-year terms. If the Reincorporation is effected, the terms of all directors serving on the Board as of December 31, 2017 (and the terms of any directors appointed to fill any vacancies thereafter) will expire at the 2018 annual meeting. Under the Delaware Certificate, amendments to this provision are subject to amendment by the affirmative vote of a majority (rather than 80%) of the voting power of the issued and outstanding capital stock of Arconic Delaware entitled to vote thereon.

Removal of Directors	Under the Pennsylvania Articles, any director, any class of directors, or the entire board of directors may be removed from office by shareholder vote at any time, with or without cause, but only if shareholders entitled to cast at least 80% of the votes that all shareholders would be entitled to cast at an annual election of directors or of such class of directors vote in favor of such removal. Under the Pennsylvania Articles, the affirmative vote of 80% of the outstanding shares of capital stock of the Company is required to amend or repeal, or adopt any provisions inconsistent with, this provision.
Under Section 141 of the DGCL, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors.
The Delaware Certificate and Delaware Bylaws provide that subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any or all of Arconic Delaware’s directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of Arconic Delaware entitled to vote in the election of directors. Under the Delaware Certificate, amendments to this provision are subject to amendment by the affirmative vote of a

Provision	Arconic Pennsylvania	Arconic Delaware
majority (rather than 80%) of the voting power of the issued and outstanding capital stock of Arconic Delaware entitled to vote thereon.
Advance Notice of Director Nominations	The Pennsylvania Articles require that any shareholder nominations for the election as directors must be delivered to the Secretary of the Company not later than ninety days prior to the anniversary date of the immediately preceding annual meeting, and the affirmative vote of 80% of the outstanding shares of capital stock of the Company is required to amend or repeal, or adopt any provisions inconsistent with, this provision.
The Delaware Bylaws provide that a stockholder’s notice of a director nomination must be delivered to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made.
In addition, under the Delaware Bylaws, amendments to this provision will be subject to amendment by the board of directors or by the affirmative vote of a majority (rather than 80%) of the voting power of the issued and outstanding capital stock of Arconic Delaware entitled to vote thereon.

Limitation of Liability
Pennsylvania law permits a corporation to adopt a provision in its articles of incorporation eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s fiduciary duties.
The Pennsylvania Articles and By-Laws include provisions that eliminate the liability of directors to the Company or its shareholders for monetary damages for a breach of fiduciary duties as directors to the fullest extent permitted by Pennsylvania law.

Delaware law similarly permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s fiduciary duties.
The Delaware Certificate includes provisions that eliminate the liability of directors to the Company or its shareholders for monetary damages for a breach of fiduciary duties as directors to the fullest extent permitted by Delaware law.

Provision	Arconic Pennsylvania	Arconic Delaware

Pennsylvania law permits Pennsylvania corporations to include, in their bylaws, a provision eliminating or limiting the personal monetary liability of the corporation’s directors for any actions unless such actions involve a breach in the director’s duties that constitutes self-dealing, willful misconduct or recklessness.

Under Delaware law, such a provision may not eliminate or limit a director’s monetary liability for: (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; (iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit.

Indemnification
The Pennsylvania Articles permit, and the Pennsylvania By-Laws provide for, indemnification of directors, officers and employees and advancement of expenses in accordance with Pennsylvania law.
Pennsylvania law generally provides for similar indemnification of directors and officers as Delaware law, except that Pennsylvania law prohibits indemnification only in circumstances where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted ‘‘willful misconduct or recklessness,’’ and permits corporations to provide supplementary indemnification coverage that, unlike Delaware, is not limited to actions ‘‘in good faith and in a manner [...] reasonably believed to be in or not opposed to the best interests of the corporation.’’
Arconic Pennsylvania has entered into indemnification agreements with its officers and directors.

The Delaware Certificate permits and the Delaware Bylaws provide for, indemnification of directors and officers and advancement of expenses in accordance with Delaware law.
Delaware law generally provides for similar indemnification of directors and officers as Pennsylvania law, except that Delaware law provides that, in an action or suit by or in the right of the company, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation (unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses).
In connection with the Reincorporation, Arconic Delaware will assume Arconic Pennsylvania’s obligations under its indemnification agreements with its officers and directors or will enter into new agreements to indemnify its officers and directors pursuant to the DGCL.

Inspection of Books and Records	Section 1508 of the PBCL provides that shareholders of record, upon written demand stating the purpose, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of	Section 220 of the DGCL permits any stockholder of record or beneficial owner of shares held by a voting trust or nominee for the beneficial owner, upon compliance with procedures specified in the DGCL, to inspect a list of stockholders entitled to vote at a meeting

Provision	Arconic Pennsylvania	Arconic Delaware
	account, and records of the proceedings of the incorporators, shareholders and directors, and to make copies or extracts therefrom.	and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder.
Dividends and Repurchases of Shares
Under Section 1551 of the PBCL, a corporation is generally authorized to make distributions to shareholders, but may not make a distribution if: (i) the corporation would be unable to pay its debts as they become due in the usual course of its business; or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus (unless otherwise provided in the articles of incorporation) the amount that would be needed, if the corporation were to be dissolved at the time as of which the distribution is measured, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.
Section 1552 of the PBCL authorizes a corporation to acquire its own shares, and Section 1103 of the PBCL defines ‘‘distribution’’ to include payments made to acquire a corporation’s own shares.
Section 170 of the DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. Section 160 of the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Under Delaware law, this standard is interpreted to mean that redemptions and repurchases are to be made out of surplus.
Amendment of Organizational Documents
Under Sections 1914 and 1504 of the PBCL, in general, the amendment of a corporation’s articles of incorporation and bylaws requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon, except for certain limited amendments to articles of incorporation which may be adopted by a board of directors without shareholder approval, unless otherwise restricted in the articles of incorporation.
The Pennsylvania Articles provide that amendments to certain provisions relating to fair price protection, director elections, director removal and the classified structure of the Board require the approval of the holders of 80% of the outstanding common stock of the Company.
In general, the Pennsylvania By-Laws may be altered, amended, added to or

Under Delaware law, the provisions of a corporation’s certificate of incorporation and bylaws generally may be amended by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote on such an amendment.
In addition, the Delaware Certificate provides that the Delaware Bylaws may be altered, amended or repealed, or new bylaws enacted, by the Board. The Delaware Certificate and the Delaware Bylaws will not contain supermajority stockholder voting requirements for amendments.

Provision	Arconic Pennsylvania	Arconic Delaware
repealed by the Board, subject to the power of the shareholders to change such action. The Pennsylvania By-Laws also provide that any amendment to the provision limiting director liability requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.
Voting on Statutory Mergers	Pennsylvania law generally requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on a plan of merger, subject to certain exceptions.	Delaware law generally requires that the holders of a majority of the outstanding shares of each Delaware constituent corporation in a statutory merger adopt the merger agreement providing for the merger, subject to certain exceptions.
Dissenters’ Rights
Under Pennsylvania law, unless the articles of incorporation or bylaws provide otherwise, shareholders are generally not entitled to dissenters’ rights if the shares held by such shareholders that would otherwise give rise to such rights are (i) listed on a national securities exchange or (ii) held beneficially or of record by more than 2,000 persons; provided, that dissenters rights are nevertheless available to shareholders of any preferred or special class or series unless all shareholders of the class or series are entitled to vote on the plan or transaction and the affirmative vote of a majority of the votes cast by all shareholders of the class or series is required for the adoption of the plan or the effectuation of the transaction.
Neither the Pennsylvania Articles nor the Pennsylvania By-Laws diverge from default Pennsylvania law with respect to dissenters’ rights.
Pennsylvania law does not have an analogous exception to Delaware law pursuant to which the entitlement to appraisal rights may depend on the form of consideration to be received in a merger.
Under Delaware law, stockholders have the right to demand payment for the fair value of their shares pursuant to the appraisal rights provisions of the DGCL, if the stockholder has not voted in favor of such merger or consolidation and if the stockholder otherwise complies with the statutory requirements to perfect appraisal rights, except in connection with certain mergers or consolidations. Appraisal rights will not be available in certain circumstances, including with respect to shares (i) listed on a national securities exchange or held of record by more than 2,000 holders and (ii) for which, pursuant to the plan of merger or consolidation, stockholders will receive only (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, or depository receipts in respect thereof, (b) shares or depository receipts of another corporation which at the date the merger or consolidation is completed will be either listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.
Forum Selection	Pennsylvania courts have not yet provided definitive guidance with respect to the enforceability of forum selection provisions in the organizational	Section 115 of the DGCL expressly permits a certificate of incorporation or bylaws to require that any or all ‘‘internal corporate claims’’ be brought solely and

Provision	Arconic Pennsylvania	Arconic Delaware
documents of corporations. Neither the Pennsylvania Articles nor the Pennsylvania By-Laws contain a forum selection provision.
exclusively in any or all Delaware courts, and that no provision of a certificate of incorporation or bylaws may prohibit bringing such claims in Delaware courts.
The Delaware Certificate will generally provide that the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Company to the Company or to the Company’s stockholders, (iii) action asserting a claim against the Company or any current or former director or officer or other employee of the Company arising pursuant to any provision of the DGCL or the Delaware Certificate or the Delaware Bylaws, (iv) action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine, or (v) action asserting an ‘‘internal corporate claim’’ as that term is defined under Delaware law, will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware).

Dissolution	Under Pennsylvania law, in order for a corporation to dissolve, (i) the board of directors must adopt a resolution recommending that the corporation be dissolved voluntarily and (ii) shareholders must adopt such resolution by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon; provided, that the written agreement or consent of all of the shareholders of the corporation entitled to vote thereon is also deemed to satisfy the board resolution requirement in clause (i) above.	Under Delaware law, unless the board of directors approves a proposal to dissolve, dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a majority of the outstanding shares of the corporation’s stock entitled to vote.
Loans to Officers and Employees	Under Section 1502 of the PBCL, corporations may make loans, including loans to its officers, employees, and agents.	Under Section 143 of the DGCL, corporations may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of their subsidiaries (including directors who are also officers or

Provision	Arconic Pennsylvania	Arconic Delaware
employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.
Proxy Access	The Pennsylvania By-Laws provides that eligible shareholders or groups of up to 20 shareholders, who have maintained continuous qualifying ownership of at least 3% of the Company’s outstanding common stock for at least three years and have complied with the other requirements set forth in the Pennsylvania By-Laws, may include director nominees for up to the greater of two candidates or 20% of the Board in the Company’s proxy materials for an annual meeting of shareholders.	The Delaware Bylaws will contain a substantively similar proxy access provision as the Pennsylvania By-Laws.
Interest of Certain Persons in Matters to be Acted Upon
In considering the recommendations of the Board, shareholders should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For instance, the Reincorporation may be of benefit to our directors and officers by reducing their potential personal liability, increasing the scope of permitted indemnification, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.
Reservation of Right to Delay or Abandon the Reincorporation
Arconic reserves the right to delay the filing of the Merger Certificates or abandon the Reincorporation at any time before the Effective Time, even if the Reincorporation has been approved by shareholders at the special meeting. By voting in favor of the Reincorporation Merger to effect the Reincorporation, you are also expressly authorizing the Board of Directors to delay or abandon the Reincorporation as the Board determines in its discretion.
Vote Required
At the close of business on the record date, Arconic had outstanding [         ] shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each of the proposals to be voted on. Shares of preferred stock will not be entitled to vote on any of the proposals at the special meeting.
Under Pennsylvania law, the proposals to approve the Reincorporation Merger to effect Reincorporation, to approve, on an advisory basis, that the Delaware Certificate will not contain supermajority voting requirements and to approve, on an advisory basis, that the Board of Directors of Arconic Delaware will be elected on an annual basis following the Reincorporation, each requires that the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. ‘‘Votes cast’’ on these proposals means votes ‘‘for’’ or ‘‘against’’ a particular proposal, whether by proxy or in person. Abstentions are not considered ‘‘votes cast’’ on these proposals and therefore have no effect on the outcome of these proposals.
The Board of Directors recommends that you vote FOR the proposal to approve the Reincorporation Merger to effect the Reincorporation, FOR the proposal to approve, on an advisory basis, that the Delaware Certificate will not contain any supermajority voting requirements and FOR the proposal to approve, on an advisory basis, that the Board of Directors following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate.

Dissenters’ Appraisal Rights
General
Under Pennsylvania law, the Pennsylvania Articles and the Pennsylvania By-Laws, holders of the Company’s common stock have no rights to exercise dissenters’ appraisal rights with respect to the Reincorporation Merger or the Reincorporation.
Under Subchapter D of Chapter 15 of the PBCL, holders of Pennsylvania Preferred Stock (‘‘Preferred Shareholders’’) will have dissenters’ appraisal rights in connection with the Reincorporation Merger, meaning that Preferred Shareholders have the right to dissent from the Reincorporation Merger and to obtain payment of the ‘‘fair value’’ of their shares of Pennsylvania Preferred Stock in the event we effect the Reincorporation Merger. To exercise dissenters’ appraisal rights, Preferred Shareholders must strictly follow the procedures prescribed by Subchapter D of Chapter 15 of the PBCL, which is attached to this proxy statement as Exhibit D. Preferred Shareholders are encouraged to read these provisions carefully and in their entirety. Failure to strictly comply with these provisions will result in the loss of dissenters’ appraisal rights. This discussion is qualified in its entirety by reference to the applicable dissenters’ appraisal rights provisions of Pennsylvania law. You are advised to consult legal counsel if you are considering the exercise of your dissenters’ appraisal rights.
Before the day of the special meeting, send any written notice or demand required concerning your exercise of dissenters’ appraisal rights to:
Arconic Inc.
Corporate Secretary’s Office
390 Park Avenue, New York, NY
10022-4608
Fair Value
The term ‘‘fair value’’ means the value of a share of Pennsylvania Preferred Stock immediately before the Effective Time of the Reincorporation Merger, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the Reincorporation Merger.
Notice of Intention to Dissent
If you wish to dissent, you must:
•
Prior to the vote on the Reincorporation Merger at the special meeting, file a written notice with the Company of your intention to demand payment of the fair value of your shares of Pennsylvania Preferred Stock if the Reincorporation Merger is consummated. A vote against the Reincorporation or related proposals at the special meeting does not satisfy the necessary written notice of intention to dissent;

•
Make no change in your beneficial ownership of Pennsylvania Preferred Stock from the date you give notice through the Effective Time; and

Since shares of Pennsylvania Preferred Stock have no voting rights with respect to the proposals to approve the Reincorporation Merger to effect the Reincorporation or the related proposals, a failure to vote against the Reincorporation Merger or related proposal will not constitute a waiver of dissenters’ appraisal rights.
Preferred Shareholders considering exercising dissenters’ appraisal rights should recognize that the fair value could be more than, the same as or less than the value of the preferred stock of Arconic Delaware that they would otherwise receive under the terms of the Reincorporation Merger Agreement if they do not exercise dissenters’ appraisal rights with respect to their shares of Pennsylvania Preferred Stock.
A record holder may assert dissenters rights as to fewer than all the shares registered the name of the record holder only if the record holder dissents with respect to all the shares of the same class beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf the record holder is dissenting. A beneficial owner may not dissent with respect to some but less than all of the shares of the same class owned by the beneficial owner, whether or not all the shares owned by the beneficial owner are registered in the name of the beneficial owner.
If you are a beneficial owner but not a record holder (e.g., you hold your shares through a bank, brokerage firm or other nominee), you may assert dissenters’ rights if, not later than the time you assert dissenters’ rights, you submit to the Company a written consent of the record holder. Alternatively, the record holder may assert dissenters’ rights on your behalf. You should consult with your bank, broker or other nominee to determine the appropriate procedures for asserting dissenters’ rights.
Notice to Demand Payment
If the Reincorporation Merger is approved at the special meeting, the Company will mail a notice to all dissenters who gave due notice of intention to demand payment and who did not vote for approval of the Reincorporation Merger. The notice will state where and when you must deliver a written demand for payment and where you must deposit certificates for your shares of Pennsylvania Preferred Stock in order to obtain payment. The notice will include a form for demanding payment and a copy of Subchapter D of Chapter 15 of the PBCL. The time set for receipt of the demand for payment and deposit of certificated shares will be not less than 30 days from the date of mailing of the notice.
Failure to Comply with Notice to Demand Payment
You must take each step in the order above and in strict compliance with the PBCL to maintain your dissenters’ appraisal rights. If you fail to follow these steps, you will lose your dissenters’ appraisal rights and your shares of Pennsylvania Preferred Stock will be deemed to have been automatically converted at the Effective Time of the Reincorporation Merger into corresponding shares of Arconic Delaware preferred stock pursuant to the Reincorporation Merger Agreement.
Payment of Fair Value of Shares
Promptly after the Effective Time, or upon timely receipt of a demand for payment if the Effective Time already has taken place, Arconic Delaware, as successor to Arconic Pennsylvania, will send dissenters who have made demand (and if their shares are certificated, have deposited their certificates) the amount that Arconic Delaware estimates to be the fair value of the shares or give written notice that no remittance will be made. The remittance or notice will be accompanied by:
•
A closing balance sheet and statement of income of Arconic Pennsylvania for a fiscal year ending not more than 16 months before the date of remittance or notice, together with the latest available interim financial statements;

•
A statement of Arconic Delaware’s estimate of the fair value of the shares of Pennsylvania Preferred Stock; and

•
A notice of the right of the dissenter to demand supplemental payment, accompanied by a copy of Subchapter D of Chapter 15 of the PBCL.

If Arconic Delaware does not remit the amount of its estimate of the fair value of the shares of Pennsylvania Preferred Stock as provided above, it will return all certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. Arconic Delaware may make a notation on any such certificate or on the records of Arconic Delaware relating to any such uncertificated shares that a demand for payment has been made. If shares of Pennsylvania Preferred Stock with respect to which notation has been so made are transferred, a transferee of such shares of Pennsylvania Preferred Stock will not acquire by such transfer any rights in Arconic Pennsylvania or Arconic Delaware other than those that the original dissenter had after making demand for payment.
Estimate by Dissenter of Fair Value of Shares
If a dissenter believes that the amount stated or remitted by Arconic Delaware is less than the fair value of the shares, the dissenter may send his or her estimate of the fair value of the shares to Arconic Delaware, which will be deemed a demand for payment of the amount of the deficiency. If Arconic Delaware remits payment or sends notice to the dissenter of the estimated value of a dissenters’ shares and the dissenter does not file his or her own estimate within 30 days after the mailing by Arconic Delaware of its remittance or notice, the dissenter will be entitled to no more than the amount stated in the notice or remitted by Arconic Delaware.
Valuation Proceeding
If any demands for payment remain unsettled within 60 days after the latest to occur of  (1) the Effective Time of the Reincorporation Merger, (2) timely receipt by Arconic Delaware (or Arconic Pennsylvania) of any demands for payment, or (3) timely receipt by Arconic Delaware (or Arconic Pennsylvania) of any estimates by dissenters of the fair value, then Arconic Delaware (or Arconic Pennsylvania) may file an application in court requesting that the court determine the fair value of the Pennsylvania Preferred Stock. If this happens, all dissenters, no matter where they reside, whose demands have not been settled, will be made parties to the proceeding. In addition, a copy of the application will be delivered to each dissenter. If a dissenter is a nonresident, the copy will be served in the manner provided or prescribed by or under applicable provisions of Pennsylvania law relating to bases of jurisdiction and interstate and international procedure. The jurisdiction of the court will be plenary and exclusive. Such court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser will have such power and authority as may be specified in the order of appointment or in any amendment thereof. Each dissenter who is made a party will be entitled to recover the amount by which the fair value of his or her shares of Pennsylvania Preferred Stock is found to exceed the amount, if any, previously remitted, plus interest. Interest from the effective time of the merger until the date of payment will be at such rate as is fair and equitable under all of the circumstances, taking into account all relevant factors.
If Arconic Delaware (or Arconic Pennsylvania) fails to file the application, then any dissenter may file an application in the name of Arconic Delaware at any time within a period of 30 days following the expiration of the 60-day period and request that the court determine the fair value of the shares of Pennsylvania Preferred Stock. The fair value determined by the court may, but need not, equal the dissenters’ estimates of fair value and may be higher or lower than the value of the shares of Arconic Delaware preferred stock otherwise payable to Preferred Shareholders. If no dissenter files an application, then each dissenter entitled to do so shall be paid Arconic Delaware’s estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.
Arconic Pennsylvania (and following the Reincorporation, Arconic Delaware) intends to negotiate in good faith with any dissenting Preferred Shareholders. If, after negotiation, a claim cannot be settled, then Arconic Pennsylvania (or Arconic Delaware) intends to file an application requesting that the fair value of the stock be determined by the court.
Costs and Expenses
The costs and expenses of any valuation proceeding, including the reasonable compensation and expenses of any appraiser appointed by the court, will be determined by the court and assessed against Arconic Delaware, except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding the payment or supplemental payment in accordance with their estimate of the fair value of their shares, as described above, the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.
Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against Arconic Pennsylvania or Arconic Delaware and in favor of any or all dissenting shareholders if Arconic Pennsylvania or Arconic Delaware failed to comply substantially with the requirements of Subchapter D of Chapter 15 of the PBCL, and may be assessed against either Arconic Pennsylvania, Arconic Delaware or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by Subchapter D of Chapter 15 of the PBCL. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated and should not be assessed against Arconic Pennsylvania or Arconic Delaware, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenting shareholders who were benefited.

From and after the Effective Time, dissenting shareholders are not entitled to vote their shares of Pennsylvania Preferred Stock for any purpose and are not entitled to receive payment of dividends or other distributions on their shares of Pennsylvania Preferred Stock.
Material U.S. Federal Income Tax Consequences of the Reincorporation
The following is a general discussion of the material U.S. federal income tax consequences of the Reincorporation Merger to U.S. Holders (as defined below) of Arconic Pennsylvania common stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), the U.S. Treasury regulations promulgated thereunder, administrative rulings and published positions of the Internal Revenue Service (the ‘‘IRS’’) and judicial decisions, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion.
For purposes of this discussion, a U.S. Holder means a beneficial owner of Arconic Pennsylvania common stock that is, for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if  (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
If an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes holds Arconic Pennsylvania common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partners and the activities of the partnership. Partners in partnerships holding Arconic Pennsylvania common stock should consult their tax advisors. This discussion applies only to U.S. Holders that hold their shares of Arconic Pennsylvania common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under U.S. federal income tax laws (including, for example, holders who are dealers in securities or foreign currency, persons that are not U.S. Holders, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold Arconic Pennsylvania common stock as part of a hedge, straddle, conversion or other risk reduction transaction, partnerships or other flow-through entities (and investors therein), U.S. expatriates, holders liable for the alternative minimum tax, holders whose functional currency is not the U.S. dollar, retirement plans, individual retirement accounts or other tax-deferred accounts, or holders who acquired Arconic Pennsylvania common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation or through a tax-qualified retirement plan). This discussion does not address any tax considerations under state, local, foreign, and other laws, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. income tax.
We have not sought, and will not seek, a ruling from the IRS regarding the federal income tax consequences of the Reincorporation Merger. EACH HOLDER OF ARCONIC PENNSYLVANIA COMMON STOCK SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REINCORPORATION MERGER TO SUCH HOLDER.
The Reincorporation Merger is intended to qualify as a ‘‘reorganization’’ within the meaning of Section 368(a) of the Code. Assuming the Reincorporation Merger so qualifies:
•
a U.S. Holder who receives Arconic Delaware common stock in exchange for Arconic Pennsylvania common stock pursuant to the Reincorporation Merger will not recognize gain or loss;

•
the aggregate tax basis of the shares of Arconic Delaware common stock received in the Reincorporation Merger will be the same as the aggregate tax basis of the shares of Arconic Pennsylvania common stock surrendered in exchange therefor; and

•
the holding period of the shares of Arconic Delaware common stock received in exchange for shares of Arconic Pennsylvania common stock in the Reincorporation Merger will include the holding period of the shares of Arconic Pennsylvania surrendered in exchange therefor.

The preceding discussion is intended only as a general discussion of the material U.S. federal income tax consequences of the Reincorporation Merger. It is not a complete analysis or discussion of all potential tax effects that may be important to particular holders. Holders of shares of Arconic Pennsylvania common stock should consult their own tax advisors as to the particular tax consequences to them of the Reincorporation Merger, including reporting requirements, the applicability and effect of federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following shareholders reported to the U.S. Securities and Exchange Commission that they beneficially owned more than 5% of Arconic common stock as of the date indicated.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Elliott Associates, L.P. 40 West 57th Street New York, NY 10019	Common Stock	51,102,133(1)	11.6%
Elliott International, L.P. c/o Maples & Calder P.O. Box 309 Ugland House, South Church Street George Town Cayman Islands, British West Indies
Elliott International Capital Advisors Inc. 40 West 57th Street New York, NY 10019
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	40,317,253(2)	9.19%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	Common Stock	32,493,063(3)	7.4%

(1)
As reported in a Schedule 13D amendment dated May 30, 2017. Elliott Associates L.P. reported that it had sole power to vote and dispose of 16,352,683 shares; Elliott International, L.P. reported that it had shared power to vote and dispose of 34,749,450 shares; and Elliott International Capital Advisors Inc. reported that it had shared power to vote and dispose of 34,749,450 shares. In addition, these Elliott entities collectively had economic exposure comparable to approximately 1.6% of the shares of common stock outstanding pursuant to certain derivative agreements disclosed in the Schedule 13D amendment.

(2)
As reported in a Schedule 13G amendment dated February 9, 2017. The Vanguard Group, an investment adviser, reported that it had sole power to vote 682,187 shares, sole power to dispose of 39,544,956 shares, shared power to vote 94,567 of the reported shares, and shared power to dispose of 772,297 shares.

(3)
As reported in a Schedule 13G amendment dated January 18, 2017. BlackRock, Inc., a parent holding company, reported that it had sole power to vote 28,389,853 shares, sole power to dispose of 32,452,092 shares, and shared power to vote and dispose of 40,971 shares.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table shows the ownership of Arconic common stock, deferred share units, and deferred restricted share units, as of July 26, 2017, by each director, each of the named executive officers, and all directors and executive officers (serving as of July 26, 2017) as a group.
Deferred share units provide directors with the same economic interest as if they own Arconic common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Name of Beneficial Owner	Shares of Common Stock(1)	Deferred Share Units(2)	Deferred Restricted Share Units(3)	Total
Directors
James F. Albaugh	—	—	4,409	4,409
Christopher L. Ayers	7,425	—	4,409	11,834
Arthur D. Collins, Jr.	16,666	66,679	10,373	93,718
Elmer L. Doty	—	—	4,409	4,409
Rajiv L. Gupta	—	—	7,521	7,521
Sean O. Mahoney	—	7,250	7,521	14,771
Patrice E. Merrin	10,000	—	4,409	14,409
E. Stanley O’Neal	—	45,866	10,190	56,056
John C. Plant	10,000(4)	3,565	7,521	21,086
Julie G. Richardson	—	—	7,521	7,521
Patricia F. Russo	3,333(5)	31,938	7,928	43,199
Ulrich R. Schmidt	3,333	3,384	7,521	14,238
Named Executive Officers
David P. Hess*	10,481(6)	—	711	11,192
Kenneth J. Giacobbe	18,639	—	—	18,639
Christoph Kollatz	—	—	—	—
Klaus Kleinfeld	2,295,627	11,576	—	2,307,203
William F. Oplinger	—	—	—	—
Kay H. Meggers	282,872	284	—	283,156
Karl Tragl	—	—	—	—
Olivier Jarrault	141,997	—	—	141,997
Audrey Strauss	237,217	—	—	237,217
All Directors and Executive Officers as a Group (21 individuals)	265,552	176,983	84,443	526,978

*
Also serves as a director

(1)
This column shows beneficial ownership of Arconic common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Arconic common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Arconic Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Arconic common stock. This column also includes shares of Arconic common stock that may be acquired under employee stock options that are exercisable as of July 26, 2017 or will become exercisable within 60 days after July 26, 2017 as follows: Mr. Giacobbe (5,040);

Mr. Kleinfeld (1,657,527); Mr. Meggers (194,696); Mr. Jarrault (60,382); Ms. Strauss (172,622); and all executive officers as a group (98,997). No awards of stock options have been made to non-employee directors. As of July 26, 2017, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.
(2)
This column lists (i) for executive officers, deferred share equivalent units held under the Arconic Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors and the Deferred Fee Plan for Directors (in effect before 2005). Each deferred share equivalent unit tracks the economic performance of one share of Arconic common stock and is fully vested upon grant, but does not have voting rights.

(3)
This column lists deferred restricted share units issued under the 2013 Arconic Stock Incentive Plan, as amended and restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. The annual deferred restricted share units vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (with certain limited exceptions). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

(4)
Held by a trust of which Mr. Plant is the trustee and a beneficiary.

(5)
Held by a trust of which Ms. Russo is the trustee and a beneficiary.

(6)
Includes 3,866 shares held in a revocable trust, of which Mr. Hess and his spouse are trustees and beneficiaries, and 2,666 shares held in a charitable remainder unitrust, of which Mr. Hess and his spouse are trustees and beneficiaries.

FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and forecasts and expectations relating to end markets. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) any manufacturing difficulties or other issues that impact product performance, quality or safety; (h) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Arconic to substantial costs and liabilities; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, Arconic’s Form 10-Q for the quarter ended June 30, 2017, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
OTHER BUSINESS
We are not aware of any matters, other than as indicated above, that will be presented for action at the special meeting. However, if any other matters properly come before the special meeting, the persons named in the enclosed proxy intend to vote such proxy in their discretion on such matters.
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. The written submission should comply with all requirements set forth in the Pennsylvania Articles and Pennsylvania By-Laws (or, in the event that the Reincorporation has been completed, the Delaware Certificate and Delaware Bylaws). The Governance and Nominating Committee of the Board will consider all candidates recommended by shareholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.
The Pennsylvania Articles provide (and in the event that the Reincorporation has been completed, the Delaware Certificate will provide) that any shareholder entitled to vote at an annual shareholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. Not later than 90 days (and in the event that the Reincorporation has been completed, also not earlier than 120 days) before the anniversary date of the immediately preceding annual meeting, the shareholder must provide to Arconic’s Corporate Secretary written notice of the shareholder’s intent to make such a nomination or nominations. The notice must contain all of the information required in the Pennsylvania Articles and Pennsylvania By-Laws (or, in the event that the Reincorporation has been completed, the Delaware Certificate and Delaware Bylaws). Any such notice must be sent to our principal executive offices: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. The deadline for receipt of any shareholder nominations for the 2018 annual meeting is February 24, 2018.
Shareholder nominations for candidates for election at the 2018 annual meeting that the shareholder wishes to include in the Company’s proxy materials relating to the 2018 annual meeting must be received by the Company at the above address no earlier than October 18, 2017 and no later than November 17, 2017, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Pennsylvania By-Laws (or, in the event that the Reincorporation has been completed, the Delaware Bylaws).
To be considered for inclusion in Arconic’s 2018 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 17, 2017. Address all shareholder proposals to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2018 annual meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Pennsylvania By-Laws (or, in the event that the Reincorporation has been completed, the Delaware Bylaws), must be received in writing at our principal executive offices by February 24, 2018. Address all notices of intention to present proposals at the 2018 annual meeting to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly, and current reports, proxy statements, and other information, including our financial statements, with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at www.sec.gov and on the investor relations page of our corporate website at www.arconic.com. Arconic’s website and the information contained therein or connected thereto are not incorporated into this proxy statement, or in any other filings with, or any information furnished or submitted to, the SEC. You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A
Form of Reincorporation Merger Agreement

FORM OF
AGREEMENT AND PLAN OF MERGER OF
ARCONIC INC.,
A DELAWARE CORPORATION,
AND
ARCONIC INC.,
A PENNSYLVANIA CORPORATION
This AGREEMENT AND PLAN OF MERGER, dated as of  [ ], 2017 (this “Agreement”), is made by and between Arconic Inc., a Pennsylvania corporation (“Arconic Pennsylvania”), and Arconic Inc., a Delaware corporation and direct wholly owned subsidiary of Arconic Pennsylvania (“Arconic Delaware”). Arconic Delaware and Arconic Pennsylvania are sometimes referred to herein as the “Constituent Corporations.”
Recitals
A.   Arconic Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 610,660,000 shares, of which 600,000,000 are designated common stock, par value $1.00 per share (the “Arconic Delaware Common Stock”), 660,000 shares are designated Serial Preferred Stock, par value $100.00 per share (the “Arconic Delaware Class A Preferred Stock”), and 10,000,000 are designated Class B Serial Preferred Stock, par value $1.00 per share (the “Arconic Delaware Class B Preferred Stock”). As of the date hereof, and before giving effect to the transactions contemplated hereby, [ ] shares of Arconic Delaware Common Stock are issued and outstanding, all of which are held by Arconic Pennsylvania, no shares of Arconic Delaware Class A Preferred Stock are issued and outstanding, and no shares of Arconic Delaware Class B Preferred Stock are issued and outstanding. Arconic Delaware was formed solely for the purposes contemplated by this Agreement, and, prior to becoming the Surviving Corporation (as defined below), shall have had no operations, assets or liabilities, except as may be incidental to such purposes.
B.   Arconic Pennsylvania is a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania and has a total authorized capital stock of 610,660,000 shares, of which 600,000,000 are designated common stock, par value $1.00 per share (the “Arconic Pennsylvania Common Stock”), 660,000 shares are designated Serial Preferred Stock, par value $100.00 per share (the “Arconic Pennsylvania Class A Preferred Stock”), and 10,000,000 are designated Class B Serial Preferred Stock, par value $1.00 per share (the “Arconic Pennsylvania Class B Preferred Stock”). As of the date hereof, and before giving effect to the transactions contemplated hereby, [ ] shares of Arconic Pennsylvania Common Stock are issued and outstanding, [ ] shares of Arconic Pennsylvania Class A Preferred Stock are issued and outstanding and [ ] shares of Arconic Pennsylvania Class B Preferred Stock are issued and outstanding, all of which such shares of Arconic Pennsylvania Class B Preferred Stock shall, by and in accordance with their terms, automatically convert on October 1, 2017 into shares of Arconic Pennsylvania Common Stock (unless earlier redeemed or converted).
C.   The board of directors of Arconic Pennsylvania has determined that, for the purpose of effecting the reincorporation of Arconic Pennsylvania in the State of Delaware, it is advisable and in the best interests of Arconic Pennsylvania and its shareholders that Arconic Pennsylvania merge with and into Arconic Delaware upon the terms and conditions set forth in this Agreement.
D.   The respective boards of directors of the Constituent Corporations have approved, and declared advisable and in the best interests of their respective shareholders or stockholders, this Agreement and the Merger, and have recommended that their respective shareholders or stockholders approve the adoption of this Agreement.
E.   The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-1(c), 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Arconic Delaware and Arconic Pennsylvania hereby agree, intending to be legally bound hereby, subject to the terms and conditions hereinafter set forth, as follows:
1.   MERGER
A.   Merger.   In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the Pennsylvania Business Corporation Law (the “PBCL”), Arconic Pennsylvania shall be merged with and into Arconic Delaware (the “Merger”), whereupon the separate existence of Arconic Pennsylvania shall cease and Arconic Delaware shall be the surviving corporation (the “Surviving Corporation”).
B.   Filing and Effectiveness.   The Merger shall become effective in accordance with Section 335 of the PBCL and Section 252 of the DGCL at the time agreed upon by the parties hereto and specified in the Certificate of Merger to be filed with the Secretary of State of the State of Delaware and the Articles of Merger to be filed with the Department of State of the Commonwealth of Pennsylvania. Such date and time when the Merger shall become effective is herein called the “Effective Time.”
C.   Effect of the Merger.   The Merger shall have the effects set forth in this Agreement and the applicable provisions of each of the DGCL and the PBCL.
2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
A.   Certificate of Incorporation.   At the Effective Time, the Certificate of Incorporation of Arconic Delaware as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to be in the form set forth as Exhibit A and, as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and applicable law.
B.   Bylaws.   At the Effective Time, the Bylaws of Arconic Delaware as in effect immediately prior to the Effective Time shall be amended and restated in their entirety to be in the form set forth as Exhibit B and, as so amended and restated, shall be the Bylaws of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and applicable law.
C.   Directors and Officers.   The directors and officers of Arconic Pennsylvania immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers of the Surviving Corporation, to hold office in accordance with applicable law, the Certificate of Incorporation of the Surviving Corporation and the Bylaws of the Surviving Corporation, until their successors shall have been duly elected and qualified or their earlier death, resignation or removal.
3.   MANNER OF CONVERSION OF STOCK
A.   Arconic Pennsylvania Common Stock.   At the Effective Time, each share of Arconic Pennsylvania Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) legally issued, fully paid and nonassessable share of Arconic Delaware Common Stock.
B.   Arconic Pennsylvania Class A Preferred Stock.   At the Effective Time, each share of Arconic Pennsylvania Class A Preferred Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) legally issued, fully paid and nonassessable share of Arconic Delaware Class A Preferred Stock.
C.   Arconic Delaware Common Stock.   At the Effective Time, each share of Arconic Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Arconic Delaware, the holder of such share or any other person, be cancelled and returned to the status of an authorized and unissued share of Arconic Delaware Common Stock, without any consideration being delivered in respect thereof.

D. Exchange of Certificates.
i.   After the Effective Time, each holder of a certificate representing shares of Arconic Pennsylvania Common Stock may, at such shareholder’s option, surrender the same for cancellation to the transfer agent of the Surviving Corporation (the “Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Arconic Delaware Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of Arconic Pennsylvania Common Stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of Arconic Delaware Common Stock into which such shares of Arconic Pennsylvania Common Stock were converted in the Merger.
ii.   After the Effective Time, each holder of a certificate representing shares of Arconic Pennsylvania Class A Preferred Stock may, at such shareholder’s option, surrender the same for cancellation to the Agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Arconic Delaware Class A Preferred Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of Arconic Pennsylvania Class A Preferred Stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of Arconic Delaware Class A Preferred Stock into which such shares of Arconic Pennsylvania Class A Preferred Stock were converted in the Merger.
iii.   The registered owner on the books and records of the Surviving Corporation of any shares of stock represented by a certificate of Arconic Pennsylvania Common Stock or Arconic Pennsylvania Class A Preferred Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Agent, have and be entitled to exercise any voting and other rights (including the right to receive dividends and other distributions) with respect to the shares of Arconic Delaware Common Stock or Arconic Delaware Class A Preferred Stock, as applicable, represented by such certificate as provided in this Section 3(D).
iv.   Each certificate representing shares of Arconic Delaware Common Stock or shares of Arconic Delaware Class A Preferred Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Arconic Pennsylvania Common Stock or Arconic Pennsylvania Class A Preferred Stock, as applicable, so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.
E.   Arconic Pennsylvania Equity Incentive and Deferred Compensation Plans
i.   At the Effective Time, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, stock purchase and other compensatory equity-based award plans, and all deferred compensation plans, in each case, maintained by Arconic Pennsylvania as of immediately prior to the Effective Time (collectively, the “Plans”) for its current and former employees, directors and other service providers. Each outstanding and unexercised option, restricted stock unit, performance-based restricted stock unit, right to purchase or receive Arconic Pennsylvania Common Stock, notional unit valued by reference to one share of Arconic Pennsylvania Common Stock, or security convertible into Arconic Pennsylvania Common Stock, in each case, that was granted or credited under a Plan and remains outstanding or credited as of immediately prior to the Effective Time (each, an “Award”), shall be assumed by the Surviving Corporation at the Effective Time and shall remain subject to the same terms and conditions that applied to such Award immediately prior to the Effective Time, except that, effective as of the Effective Time, each Award shall automatically and without any action on the part of the holder thereof be adjusted to relate to Arconic Delaware Common Stock on the basis of one (1) share of Arconic Delaware Common Stock for each one (1) share of Arconic Pennsylvania Common Stock to which such Award related immediately prior to the Effective Time.

ii.   At the Effective Time, a number of shares of Arconic Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of Arconic Pennsylvania Common Stock so reserved immediately prior to the Effective Time.
F.   Benefit and Compensation Plans.   At the Effective Time, the Surviving Corporation shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Arconic Pennsylvania under each employee benefit and compensation plan sponsored by Arconic Pennsylvania or its subsidiaries in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.
4.   CONDITIONS
A.   Conditions to Arconic Pennsylvania’s Obligations.   Without limiting the rights of Arconic Pennsylvania to terminate this Agreement and abandon the Merger pursuant to Section 5(D), the obligations of Arconic Pennsylvania under this Agreement shall also be conditioned upon the occurrence of the following events:
i.   This Agreement shall have been adopted by the shareholders of Arconic Pennsylvania;
ii.   Any consents, approvals or authorizations that Arconic Pennsylvania deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained; and
iii.   The Arconic Delaware Common Stock to be issued in connection with the Merger shall have been approved for listing on the New York Stock Exchange (or such other exchange as Arconic Pennsylvania may designate), subject to official notice of issuance.
5.   GENERAL
A.   Certain Actions.   Each of Arconic Delaware and Arconic Pennsylvania covenants and agrees that it will take such actions as may be required by the DGCL and the PBCL in connection with the Merger. Without limiting the foregoing, following the execution of this Agreement and prior to the Effective Time, Arconic Pennsylvania shall, in its capacity as the sole stockholder of Arconic Delaware, adopt this agreement.
B.   Reorganization for Tax Purposes.   The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and this Agreement is intended to constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-1(c), 1.368-2(g) and 1.368-3(a).
C.   Further Assurances.   From time to time, as and when required by Arconic Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Arconic Pennsylvania such deeds and other instruments, and there shall be taken or caused to be taken by Arconic Delaware and Arconic Pennsylvania such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Arconic Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Arconic Pennsylvania and otherwise to carry out the purposes of this Agreement, and the officers and directors of Arconic Delaware are fully authorized in the name and on behalf of Arconic Pennsylvania or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.
D.   Abandonment.   At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by either or both of the Constituent Corporations, notwithstanding the approval of this Agreement by the shareholders of Arconic Pennsylvania or by the sole stockholder of Arconic Delaware, or by both. In the event of the termination of this Agreement, this Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective board of directors, shareholders or stockholders with respect thereto.
E.   Amendment; Waiver.   The Constituent Corporations may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders or stockholders of Arconic Pennsylvania or Arconic Delaware that, pursuant to applicable law or the rules of any stock exchange, requires further approval by the shareholders or stockholders of Arconic Pennsylvania or Arconic Delaware, as applicable, shall not be made without such further approval. No failure or delay by a party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
F.   Registered Office.   The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.
G.   Third-Party Beneficiaries.   This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.
H.   Governing Law.   This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction.
I.   Consent to Jurisdiction.   Each of the parties hereto hereby, with respect to any legal claim or proceeding arising out of this Agreement or the Merger, expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and agrees that any such claim or proceeding relating to this Agreement or the Merger shall not be brought or heard except in such courts.
J.   Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.
K.   Entire Agreement.   This Agreement and the documents referred to herein constitute the entire agreement of the parties hereto and supersede all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
ARCONIC INC. a Delaware corporation
By:
Name: Title:
ARCONIC INC. a Pennsylvania corporation
By:
Name: Title:
[Signature Page to Reincorporation Merger Agreement]

Exhibit A
Certificate of Incorporation of Surviving Corporation*
*
Included as Exhibit B to this proxy statement.

Exhibit B
Bylaws of Surviving Corporation*
*
Included as Exhibit C to this proxy statement.

EXHIBIT B
Form of Delaware Certificate

CERTIFICATE OF INCORPORATION
OF
ARCONIC INC.

ARTICLE I
NAME OF CORPORATION
The name of the corporation is: Arconic Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE; REGISTERED AGENT
The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may designate or as the business of the Corporation may from time to time require.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (“DGCL”).
ARTICLE IV
STOCK
Section 1.   Authorized Stock.   The total number of authorized capital stock of the Corporation shall be 610,660,000 shares which shall be divided into three classes as follows: (i) 660,000 shares of Serial Preferred Stock of the par value of  $100 per share (the “Serial Preferred Stock”), (ii) 10,000,000 shares of Class B Serial Preferred Stock of the par value of  $1.00 per share (the “Class B Serial Preferred Stock” and together with the Serial Preferred Stock, the “Preferred Stock”) and (iii) 600,000,000 shares of Common Stock of the par value of  $1.00 per share (the “Common Stock”).
Section 2.   Common Stock.   Except as otherwise provided by law, by this Certificate of Incorporation, or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have the right to vote on all matters, including the election of directors, to the exclusion of all other stockholders, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation.
Section 3.   Preferred Stock.   Shares of Preferred Stock may be authorized and issued in one or more series, and the number of shares to be included in each such series may be established, and the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof may be fixed, in this Certificate of Incorporation. In addition, the Board of Directors (or any committee to which it may duly delegate the authority granted in this Article IV) is hereby empowered, by resolution or resolutions, to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors (or such committee thereof) may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock, and in accordance with the following provisions:
(a)   Establishment of Series of Preferred Stock.   Preferred Stock shall be issued in one or more series. Each series shall be designated herein or by the Board of Directors so as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors may, by resolution, from time to time divide shares of Preferred Stock into series and fix and determine the number of shares and, subject to the provisions of this Article IV, the relative rights and preferences of any series so established, provided that all shares of Preferred Stock shall be identical except as to the following relative rights and preferences, in respect of any or all of which there may be variations between different series, namely: the rate of dividend (including the date from which dividends shall be cumulative and, with respect to Class B Serial Preferred Stock, whether such dividend rate shall be fixed or variable and the methods, procedures and formulas for the recalculation or periodic resetting of any variable dividend rate); the price at, and the terms and conditions on, which shares may be redeemed; the amounts payable on shares in the event of voluntary or involuntary liquidation; sinking fund provisions for the redemption or purchase of shares in the event shares of any series are issued with sinking fund provisions; and the terms and conditions on which the shares of any series may be converted in the event the shares of any series are issued with the privilege of conversion. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to date from which dividends shall be cumulative.
(b)   Dividends.
i.   The holders of Serial Preferred Stock of any series shall be entitled to receive, when and as declared by the Board of Directors, out of surplus or net profits legally available therefor, cumulative dividends at the rate of dividend fixed by the Board of Directors for such series as hereinbefore provided, and no more, payable quarter yearly on the first days of January, April, July and October in each year. The dividends on any shares of Serial Preferred Stock shall be cumulative from such date as shall be fixed for that purpose by the Board of Directors prior to the issue of such shares or, if no such date shall be so fixed by the Board of Directors, from the quarter yearly dividend payment date next preceding the date of issue of such shares.
ii.   The holders of Class B Serial Preferred Stock of any series shall be entitled to receive, when and as declared by the Board of Directors or any authorized committee thereof, out of funds legally available therefor, cumulative dividends at the rate of dividend fixed by the Board of Directors for such series including any such rate which may be reset or recalculated from time to time pursuant to procedures or formulas established therefor by the Board of Directors, and no more; provided, however, that no dividend shall be declared or paid on the Class B Serial Preferred Stock so long as any of the Serial Preferred Stock remains outstanding, unless all quarter yearly dividends accrued on the Serial Preferred Stock and the dividend thereon for the current quarter yearly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart. The dividends on any shares of Class B Serial Preferred Stock shall be cumulative from such date as shall be fixed for that purpose by the Board of Directors prior to the issue of such shares or, if no such date shall be so fixed by the Board of Directors, from the dividend payment date for such series next preceding the date of issue of such shares. If full cumulative dividends on shares of a series of Class B Serial Preferred Stock have not been paid or declared and a sum sufficient for the payment thereof set apart, dividends thereon shall be declared and paid pro rata to the holders of such series entitled thereto. Accrued dividends shall not bear interest.
iii.   The holders of Common Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, provided, however, that no dividend shall be declared or paid on the Common Stock so long as any of the Preferred Stock remains outstanding, unless all dividends accrued on all classes of Preferred Stock and the dividend on Serial Preferred Stock for the current quarter yearly dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart.

(c)   Liquidation.   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, then before any payment or distribution shall be made to the holders of Common Stock or Class B Serial Preferred Stock the holders of Serial Preferred Stock shall be entitled to be paid such amount as shall have been fixed by the Board of Directors as hereinbefore provided, plus all dividends which have accrued on the Serial Preferred Stock and have not been paid or declared and a sum sufficient for the payment thereof set apart. Thereafter, the holders of Class B Serial Preferred Stock of each series shall be entitled to be paid such amount as shall have been fixed by the Board of Directors as hereinbefore provided, plus all dividends which have accrued on the Class B Serial Preferred Stock and have not been paid or declared and a sum sufficient for the payment thereof set apart. Thereafter, the remaining assets shall belong to and be divided among the holders of the Common Stock. The consolidation or merger of the Corporation with or into any other corporation or corporations or share exchange or division involving the Corporation in pursuance of applicable statutes providing for the consolidation, merger, share exchange or division shall not be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this Section 3(c).
(d)   Voting Rights.   The holders of Preferred Stock shall have no voting rights except as otherwise required by law or provided in this Certificate of Incorporation (including in any certificate of designation):
i.   If at any time the amount of any dividends on Preferred Stock which have accrued and which have not been paid or declared and a sum sufficient for the payment thereof set apart shall be at least equal to the amount of four quarter yearly dividends, the holders of Preferred Stock shall have one vote per share, provided, however, that such voting rights of the holders of Preferred Stock shall continue only until all quarter yearly dividends accrued on the Preferred Stock have been paid or declared and a sum sufficient for the payment thereof set apart.
ii.   Without the consent of the holders of at least a majority of the shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a meeting called for that purpose at which the holders of Preferred Stock shall vote as a class:
A.
no additional class of stock ranking on a parity with the Preferred Stock as to dividends or assets shall be authorized;

B.
the authorized number of shares of Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock as to dividends or assets shall not be increased; and

C.
the Corporation shall not merge or consolidate with or into any other corporation if the corporation surviving or resulting from such merger or consolidation would have after such merger or consolidation any authorized class of stock ranking senior to or on a parity with the Preferred Stock except the same number of shares of stock with the same rights and preferences as the authorized stock of the Corporation immediately preceding such merger or consolidation.

iii.   Except in pursuance of the provisions of Section 3(d)(ii)(C), without the consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the number of shares of Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of Preferred Stock shall vote as a class:
A.
no change shall be made in the rights and preferences of the Preferred Stock as set forth in this Certificate of Incorporation or as fixed by the Board of Directors so as to affect such stock adversely; provided, however, that if any such change would affect any series of Preferred Stock adversely as compared with the effect thereof upon any other series of Preferred Stock, no such change shall be made without the additional consent given as aforesaid of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the number of shares at the time outstanding of the Preferred Stock of the series which would be so adversely affected;

B.
no additional class of stock ranking senior to the Preferred Stock as to dividends or assets shall be authorized;

C.
the authorized number of shares of any class of stock ranking senior to the Preferred Stock as to dividends or assets shall not be increased; and

D.
the Corporation shall not (I) sell, lease, convey or part with control of all or substantially all of its property or business or (II) voluntarily liquidate, dissolve or wind up its affairs.

Notwithstanding the foregoing:
(x)
except as otherwise required by law, the voting rights of any series of Class B Serial Preferred Stock may be limited or eliminated by the Board of Directors prior to the issuance thereof; and

(y)
provided no shares of Serial Preferred Stock are then outstanding, any series of Class B Serial Preferred Stock may be issued with such additional voting rights in the event of dividend arrearages as the Board of Directors may determine to be required to qualify such series for listing on one or more securities exchanges of recognized standing.

(e)   Redemption.
i.   The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Serial Preferred Stock, or the whole or any part of any series thereof, at any time or from time to time, at such redemption price therefor as shall have been fixed by the Board of Directors as hereinbefore provided, plus all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart. Notice of every such redemption shall be published not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, City and State of New York, and in a daily newspaper printed in the English language and published and of general circulation in the City of Pittsburgh, Pennsylvania. Notice of every such redemption shall also be mailed not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption to the holders of record of the shares of Serial Preferred Stock to be redeemed at their respective addresses as the same appear upon the books of the Corporation; but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Serial Preferred Stock. In case of a redemption of a part only of any series of the Serial Preferred Stock at the time outstanding, the Corporation shall select shares so to be redeemed in such manner, whether pro rata or by lot, as the Board of Directors may determine. Subject to the provisions herein contained, the Board of Directors shall have full power and authority to prescribe the manner in which and the terms and conditions on which the Serial Preferred Stock shall be redeemed from time to time. If notice of redemption shall have been published as hereinbefore provided and if before the redemption date specified in such notice all funds necessary for such redemption shall have been set apart so as to be available therefor, then on and after the date fixed for redemption the shares of Serial Preferred Stock so called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except only the right of the holders thereof to receive upon surrender of certificates therefor the amount payable upon redemption thereof, but without interest; provided, however, that if the Corporation shall, after the publication of notice of any such redemption and prior to the redemption date, deposit in trust for the account of the holders of the Serial Preferred Stock to be redeemed with a bank or trust company in good standing, designated in such notice, organized under the laws of the United States of America or of the State of New York or of the Commonwealth of Pennsylvania, doing business in the Borough of Manhattan, The City of New York, or in the City of Pittsburgh, Pennsylvania, and having a capital, undivided profits and surplus aggregating at least five million dollars ($5,000,000), all funds necessary for such redemption, then from and after the time of such deposit the shares of Serial Preferred Stock so called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate except only the right of the holders of such shares to receive from such bank or trust company upon surrender of certificates therefor the amount payable upon redemption thereof, but without interest. All shares of Serial Preferred Stock so redeemed shall be cancelled and shall not be reissued.
ii.   The terms and conditions under which the whole or any part of any series of the Class B Serial Preferred Stock may be redeemed shall be established by the Board of Directors prior to the issuance thereof. Unless otherwise determined by the Board of Directors, all shares of Class B Serial Preferred Stock so redeemed or otherwise acquired by the Corporation shall be returned to the status of authorized but unissued shares.
(f)   Preemptive Rights.   Neither the holders of the Preferred Stock nor the holders of the Common Stock shall be entitled to participate in any right of subscription to any increased or additional capital stock of the Corporation of any kind whatsoever.
(g)   Serial Preferred Stock.   There is hereby established a series of the Serial Preferred Stock of the Corporation consisting initially of 660,000 shares as follows:
i.   The shares of such series shall be designated as $3.75 Cumulative Preferred Stock.
ii.   The rate of dividend payable upon the shares of  $3.75 Cumulative Preferred Stock shall be $3.75 per share per annum and the dividends upon shares thereof issued in respect of such shares of the Corporation’s predecessor issued prior to April 1, 1947 shall be cumulative.
iii.   The redemption price applicable to the shares of  $3.75 Cumulative Preferred Stock shall be $100 per share, plus dividends which have accrued and have not been paid or declared and a sum sufficient for the payment thereof set apart.
iv.   The amounts payable to the holders of  $3.75 Cumulative Preferred Stock in the event of any voluntary liquidation, dissolution or winding-up of the Corporation, as provided in this Article IV, before any distribution shall be made to the holders of Common Stock, shall be $100 per share, plus dividends which have accrued and have not been paid or declared and a sum sufficient for the payment thereof set apart. In the event of any involuntary liquidation, dissolution or winding-up of the Corporation, as provided in this Article IV, the amount payable to the holders of  $3.75 Cumulative Preferred Stock, before any payment or distribution shall be made to the holders of Common Stock, shall be $100 per share, plus dividends which have accrued and have not been paid or declared and a sum sufficient for the payment thereof set apart.
ARTICLE V
TERM
The term of existence of the Corporation shall be perpetual.
ARTICLE VI
BOARD OF DIRECTORS
Section 1.   Number of Directors.   Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”).
Section 2.   Election of Directors.   At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office for a term expiring at the next annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified or until their earlier death, resignation or removal as hereinafter provided; except that if any such election shall be not so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL. For the avoidance of doubt, the term of all directors of the Corporation serving on the Board of Directors as of December 31, 2017 shall expire at the next annual meeting of stockholders as provided in the preceding sentence. Unless and except to the extent that the Bylaws of the Corporation (as amended, the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws.
Section 3.   Newly Created Directorships and Vacancies.   Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 4.   Removal of Directors.   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director may be removed from office at any time with or without cause, at a meeting called for that purpose, by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of Common Stock entitled to vote generally in the election of directors, voting together as a single class.
Section 5.   Rights of Holders of Preferred Stock.   Notwithstanding the provisions of this Article VI, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in this Certificate of Incorporation or the certificate of designations governing such series.
Section 6.   No Cumulative Voting.   Except as may otherwise be set forth in the resolution or resolutions of the Board of Directors providing the issuance of a series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.
ARTICLE VII
STOCKHOLDER ACTION
Section 1.   Stockholder Action by Written Consent.   Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted.
Section 2.   Special Meetings of Stockholders.   Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, special meetings of stockholders may only be called by or at the direction of  (1) the Chairman of the Board of Directors or the Chief Executive Officer, (2) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board or (3) the Secretary of the Corporation at the written request of a stockholder of record in accordance with the requirements and procedures provided in the Bylaws. At any special meeting of stockholders, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting.
ARTICLE VIII
DIRECTOR LIABILITY
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DCGL.
ARTICLE IX
AMENDMENTS TO BYLAWS
In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, change or repeal the Bylaws.
ARTICLE X
FORUM AND VENUE
Unless the Board of Directors otherwise determines, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or to the Corporation’s stockholders, including any claim alleging aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended from time to time), (iv) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware).
ARTICLE XI
AMENDMENTS
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein are granted subject to this reservation.

EXHIBIT C
Form of Delaware Bylaws

BYLAWS
OF
ARCONIC INC.
Incorporated under the Laws of the State of Delaware

These Bylaws (the “Bylaws”) of Arconic Inc., a Delaware corporation, are effective as of  [               ].
ARTICLE I
OFFICES AND RECORDS
Section 1.1.   Delaware Office.   The registered office of Arconic Inc. (the “Corporation”) in the State of Delaware shall be as stated from time to time in the Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”).
Section 1.2.   Other Offices.   The Corporation may have such other offices, either inside or outside the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time designate or as the business of the Corporation may require.
Section 1.3.   Books and Records.   The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.
ARTICLE II
STOCKHOLDERS
Section 2.1.   Annual Meeting.   The annual meeting of the stockholders of the Corporation shall be held at such date and time and in such manner as may be fixed by resolution of the Board of Directors.
Section 2.2.   Special Meeting.
(A)   Subject to the rights of the holders of any series of Preferred Stock (as used herein, such term shall have the meaning given in the Certificate of Incorporation) with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by or at the direction of  (1) the Chairman of the Board of Directors or the Chief Executive Officer, (2) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the “Whole Board”), or (3) the Secretary of the Corporation at the written request of a stockholder of record who owns and has owned, or is acting on behalf of one or more beneficial owners who own and have owned, continuously for at least one year as of the record date fixed in accordance with these Bylaws to determine who may deliver a written request to call such special meeting, capital stock representing at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Special Meeting Request Required Shares”), and who continue to own the Special Meeting Request Required Shares at all times between such record date and the date of the applicable meeting of stockholders. For purposes of this Section 2.2, a record or beneficial owner shall be deemed to “own” shares of capital stock of the Corporation that such record or beneficial owner would be deemed to own in accordance with clause (3) of the first paragraph of Section 9.1 (without giving effect to any reference to Constituent Holder or any stockholder fund comprising a Qualifying Fund contained therein).
(B)   Any record stockholder (whether acting for him, her or itself, or at the direction of a beneficial owner) may, by written notice to the Secretary, demand that the Board of Directors fix a record date to determine the record stockholders who are entitled to deliver a written request to call a special meeting (such record date, the “Ownership Record Date”). A written demand to fix an Ownership Record Date shall include all of the information that must be included in a written request to call a special meeting, as set forth in paragraph (D) of this Section 2.2. The Board of Directors may fix the Ownership Record Date within ten (10) days of the Secretary’s receipt of a valid demand to fix the Ownership Record Date. The Ownership Record Date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board of Directors. If an

Ownership Record Date is not fixed by the Board of Directors within the period set forth above, the Ownership Record Date shall be the date that the first written request to call a special meeting in accordance with the requirements of this Section 2.2 is received by the Secretary with respect to the proposed business to be submitted for stockholder approval at a special meeting.
(C)   A beneficial owner who wishes to deliver a written request to call a special meeting must cause the nominee or other person who serves as the record stockholder of such beneficial owner’s stock to sign the written request to call a special meeting. If a record stockholder is the nominee for more than one beneficial owner of stock, the record stockholder may deliver a written request to call a special meeting solely with respect to the capital stock of the Corporation beneficially owned by the beneficial owner who is directing the record stockholder to sign such written request to call a special meeting.
(D)   Each written request to call a special meeting shall include the following and shall be delivered to the Secretary of the Corporation: (i) the signature of the record stockholder submitting such request and the date such request was signed, (ii) the text of each business proposal desired to be submitted for stockholder approval at the special meeting, and (iii) as to the beneficial owner, if any, directing such record stockholder to sign the written request to call a special meeting and as to such record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner) (each such beneficial owner and each record stockholder who is not acting solely as a nominee, a “Disclosing Party”):
(1)   all of the information required to be disclosed pursuant to Section 2.9(C)(1) of these Bylaws (which information shall be supplemented by delivery to the Secretary) by each Disclosing Party, (i) not later than ten (10) days after the record date for determining the record stockholders entitled to notice of the special meeting (such record date, the “Meeting Record Date”), to disclose the foregoing information as of the Meeting Record Date and (ii) not later than the 5th day before the special meeting, to disclose the foregoing information as of the date that is ten (10) days prior to the special meeting or any adjournment or postponement thereof;
(2)   with respect to each business proposal to be submitted for stockholder approval at the special meeting, a statement whether or not any Disclosing Party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (“Voting Stock”) required under applicable law to carry such proposal (such statement, a “Solicitation Statement”); and
(3)   any additional information reasonably requested by the Board of Directors to verify the Voting Stock ownership position of such Disclosing Party.
Each time the Disclosing Party’s Voting Stock ownership position decreases following the delivery of the foregoing information to the Secretary, such Disclosing Party shall notify the Corporation of his, her or its decreased Voting Stock ownership position, together with any information reasonably requested by the Board of Directors to verify such position, within ten (10) days of such decrease or as of the 5th day before the special meeting, whichever is earlier.
(E)   The Secretary shall not accept, and shall consider ineffective, a written request to call a special meeting pursuant to clause (A)(3) of this Section 2.2:
(1)   that does not comply with the provisions of this Section 2.2;
(2)   that relates to an item of business that is not a proper subject for stockholder action under applicable law;
(3)   if such written request to call a special meeting is delivered between the time beginning on the 61st day after the earliest date of signature on a written request to call a special meeting, that has been delivered to the Secretary, relating to an identical or substantially similar item (as determined by the Board of Directors, a “Similar Item”), other than the election or removal of directors, and ending on the one (1)-year anniversary of such earliest date;
(4)   if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 120th day after the Secretary receives such written request to call a special meeting (and, for purposes of this clause (4), the election of directors shall be deemed to be a Similar

Item with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies or newly created directorships resulting from any increase in the authorized number of directors);
(5)   if a Similar Item has been presented at any meeting of stockholders held within 180 days prior to receipt by the Secretary of such written request to call a special meeting (and, for purposes of this clause (5), the election of directors shall be deemed to be a Similar Item with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies or newly created directorships resulting from any increase in the authorized number of directors); or
(6)   if such written request to call a special meeting is delivered between the time beginning on the 90th day prior to the date of the next annual meeting and ending on the date of the next annual meeting.
(F)   Revocations:
(1)   A record stockholder may revoke a request to call a special meeting at any time before the special meeting by sending written notice of such revocation to the Secretary of the Corporation.
(2)   All written requests for a special meeting shall be deemed revoked:
(a)   upon the first date that, after giving effect to revocation(s) and notices of ownership position decreases (pursuant to Section 2.2(D)(3) and the last sentence of Section 2.2(D), respectively), the aggregate Voting Stock ownership position of all the Disclosing Parties who are listed on the unrevoked written requests to call a special meeting with respect to a Similar Item decreases to a number of shares of Voting Stock less than the Special Meeting Request Required Shares;
(b)   if any Disclosing Party who has provided a Solicitation Statement with respect to any business proposal to be submitted for stockholder approval at such special meeting does not act in accordance with the representations set forth therein; or
(c)   if any Disclosing Party does not provide the supplemental information required by Section 2.2(D)(3) or by the final sentence of Section 2.2(D), in accordance with such provisions.
(3)   If a deemed revocation of all written requests to call a special meeting has occurred after the special meeting has been called by the Secretary, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.
(G)   The Board of Directors may submit its own proposal or proposals for consideration at a special meeting called at the request of one or more stockholders. The Meeting Record Date for, and the place, date and time of, any special meeting shall be fixed by the Board of Directors; provided, that the date of any such special meeting shall not be more than 120 days after the date on which valid special meeting request(s) from holders of the Special Meeting Request Required Shares are delivered to the Secretary of the Corporation.
Section 2.3.   Place of Meeting.   The Board of Directors or the Chairman of the Board of Directors, as the case may be, may designate the place of meeting for any annual or special meeting of the stockholders or may designate that the meeting be held by means of remote communication. If no designation is so made, the place of meeting shall be the principal office of the Corporation.
Section 2.4.   Notice of Meeting.   Written or printed notice, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) (except to the extent prohibited by Section 232(e) of the DGCL) or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the DGCL. Such further notice shall be given as may be required by applicable law. Meetings may be held without notice if all stockholders entitled to vote are present and participate at the meeting without objecting to the holding of the meeting, or if notice is waived by those not present in accordance with Section 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.
Section 2.5.   Quorum and Adjournment.   Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the Voting Stock, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Chairman of the Board of Directors or the Chief Executive Officer may adjourn the meeting from time to time, whether or not there is a quorum. No notice of the time, date and place, if any, of adjourned meetings need be given except as required by applicable law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 2.6.   Organization.   Meetings of stockholders shall be presided over by such person as the Board of Directors may designate as chairman of the meeting, or in the absence of such a person, the Chairman of the Board of Directors, or if none or in the Chairman of the Board of Directors’ absence or inability to act, the Chief Executive Officer, or if none or in the Chief Executive Officer’s absence or inability to act, the President, or if none or in the President’s absence or inability to act, an officer of the Corporation elected by the Board of Directors, or, if none of the foregoing is present or able to act, by a chairman to be chosen by the holders of a majority of the shares entitled to vote who are present in person or by proxy at the meeting. The Secretary, or in the Secretary’s absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.
Section 2.7.   Proxies.   At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the DGCL) by the stockholder, or by such stockholder’s duly authorized attorney in fact.
Section 2.8.   Order of Business.
(A)   Annual Meetings of Stockholders.   At any annual meeting of the stockholders, only such nominations of individuals for election to the Board of Directors shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly made at the annual meeting, by or at the direction of the Board of Directors or (c) otherwise properly requested to be brought before the annual meeting by a stockholder of the Corporation in accordance with these Bylaws. For nominations of individuals for election to the Board of Directors or proposals of other business to be properly requested by a stockholder to be made at an annual meeting, a stockholder must (i) be a stockholder of record at the time of giving of notice of such annual meeting by or at the direction of the Board of Directors and at the time of the annual meeting, (ii) be entitled to vote at such annual meeting and (iii) comply with the procedures set forth in these Bylaws as to such business or nomination. Subject to Article IX of these Bylaws, the immediately preceding sentence shall be the exclusive means for a stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.
(B)   Special Meetings of Stockholders.   At any special meeting of the stockholders, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting. To be properly brought before a special meeting, proposals of business must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the special meeting, by or at the direction of the Board of Directors or (iii) specified in the Corporation’s notice of meeting (or any supplement thereto) given by the Corporation pursuant to a valid stockholder request in accordance with Section 2.2 of these Bylaws, it being understood that business transacted at such a special meeting shall be limited to the matters stated in such valid stockholder request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting additional matters to stockholders at any such special meeting.
Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (1) is a stockholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (2) is entitled to vote at the meeting, and (3) complies with the procedures set forth in these Bylaws as to such nomination. Subject to Article IX of these Bylaws, this Section 2.8(B) shall be the exclusive means for a stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before a special meeting of stockholders.
(C)   General.   Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of any annual or special meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.
Section 2.9.   Advance Notice of Stockholder Business and Nominations.
(A)   Annual Meeting of Stockholders.   Without qualification or limitation, subject to Section 2.9(C)(4) of these Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.8(A) of these Bylaws, the stockholder must have given timely notice thereof  (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by Section 2.10 of these Bylaws), and timely updates and supplements thereof, in each case in proper form, in writing to the Secretary, and such other business must otherwise be a proper matter for stockholder action.
To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.
Notwithstanding anything in the immediately preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.9(A) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
In addition, to be considered timely, a stockholder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or under any other provision of the Bylaws or enable or be deemed to permit a stockholder who has previously submitted notice hereunder or under any other provision of the Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and or resolutions proposed to be brought before a meeting of the stockholders.
(B)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting, subject to the provisions of Section 2.8(B) of these Bylaws.
Subject to Section 2.9(C)(4) of these Bylaws, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, provided that the stockholder gives timely notice thereof  (including the completed and signed questionnaire, representation and agreement required by Section 2.10 of these Bylaws), and timely updates and supplements thereof in each case in proper form, in writing, to the Secretary. To be timely, a stockholder’s notice pursuant to the preceding sentence shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting of stockholders, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above. In addition, to be considered timely, a stockholder’s notice pursuant to the first sentence of this paragraph shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.
(C)   Disclosure Requirements.
(1)   To be in proper form, a stockholder’s notice (whether given pursuant to Section 2.2, 2.8, this Section 2.9 or Section 2.10) to the Secretary must include the following, as applicable:
(a)   As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal, as applicable, is made, a stockholder’s notice must set forth: (i) the name and address of such stockholder, as they appear on the Corporation’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the stockholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith have any right to vote any class or series of shares of the Corporation, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, a “Short Interest”), (E) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith are entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of the immediate family sharing the same household of such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith and (I) any direct or indirect interest of such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (iii) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any, and (iv) any other information relating to such stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;
(b)   If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, a stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder, such beneficial owner and each of their respective affiliates or associates or others acting in concert therewith, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend the Bylaws of the Corporation, the text of the proposed amendment), and (iii) a description of all agreements, arrangements and understandings between such stockholder, such beneficial owner and any of their respective affiliates or associates or others acting in concert therewith, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;
(c)   As to each individual, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, a stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) all information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 or any successor provision promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and
(d)   With respect to each individual, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, a stockholder’s notice must, in addition to the matters set forth in paragraphs (a) and (c) above, also include a completed and signed questionnaire, representation and agreement required by Section 2.10 of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Notwithstanding anything to the contrary, only persons who are nominated in accordance with the procedures set forth in these Bylaws, including without limitation Sections 2.8, 2.9 and 2.10 hereof, shall be eligible for election as directors.
(2)   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(3)   Notwithstanding the provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these Bylaws with respect to nominations or proposals as to any other business to be considered.
(4)   Nothing in this Section 2.9 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in this Section 2.9 shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of director or directors or any other business proposal.
Section 2.10.   Submission of Questionnaire, Representation and Agreement.   To be eligible to be a nominee for election or reelection as a director of the Corporation, a person nominated by a stockholder for election or reelection to the Board of Directors must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.9 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such individual (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or (2) any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a director of the Corporation, with such individual’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (C) will comply with the Corporation’s corporate governance guidelines and other policies applicable to its directors, and has disclosed therein whether all or any portion of securities of the Corporation were purchased with any financial assistance provided by any other person and whether any other person has any interest in such securities, (D) in such individual’s personal capacity and on behalf of any person or entity on whose behalf, directly or indirectly, the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation publicly disclosed from time to time, (E) consents to being named as a nominee in the Corporation’s proxy statement pursuant to Rule 14a-4(d) under the Exchange Act and any associated proxy card of the Corporation and agrees to serve if elected as a director, and (F) will abide by the requirements of Section 2.11 of these Bylaws.
Section 2.11.   Procedure for Election of Directors; Required Vote.
(A)   Except as set forth below, election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect directors, a majority of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors. For purposes of this Bylaw, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Votes cast shall include direction to withhold authority in each case and exclude abstentions and broker nonvotes with respect to that director’s election. Notwithstanding the foregoing, in the event of a “contested election” of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a “contested election” shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the later of  (i) the close of the applicable notice of nomination period set forth in Section 2.9 of these Bylaws or under applicable law and (ii) the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in Section 9.1, based on whether one or more notice(s) of nomination or Proxy Access Notice(s) were timely filed in accordance with said Section 2.9 and/or Section 9.1, as applicable; provided, however, that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.
(B)   If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors in accordance with the agreement contemplated by Section 2.10 of these Bylaws. The Governance and Nominating Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Governance and Nominating Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results. The Governance and Nominating Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Governance and Nominating Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Bylaw, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 3.10 of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Section 3.2 of these Bylaws.
(C)   Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.
(D)   Any individual who is nominated for election to the Board of Directors and included in the Corporation’s proxy materials for an annual meeting, including pursuant to Section 9.1, shall tender an irrevocable resignation, effective immediately, upon a determination by the Board of Directors or any committee thereof that (1) the information provided to the Corporation by such individual or, if applicable, by the Eligible Stockholder (or any stockholder, fund comprising a Qualifying Fund and/or beneficial owner whose stock ownership is counted for the purposes of qualifying as an Eligible Stockholder) who nominated such individual, was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading or (2) such individual or, if applicable, the Eligible Stockholder (including each stockholder, fund comprising a Qualifying Fund and/or beneficial owner whose stock ownership is counted for the purposes of qualifying as an Eligible Stockholder) who nominated such individual, shall have breached any representations or obligations owed to the Corporation under these Bylaws.
Section 2.12.   Inspectors of Elections; Opening and Closing the Polls.   The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may, but does not need to, include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.
The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for the matters upon which the stockholders will vote at a meeting.
Section 2.13.   Stockholder Action by Written Consent.   Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. No written consent shall be effective to take the action referred to therein unless written consents signed by the holders of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted are delivered to and received by the Corporation within sixty (60) days of the first date on which a written consent was delivered to the Corporation. Every written consent shall be signed by one or more persons who as of the record date are stockholders of record on such record date, shall bear the date of signature of each such stockholder, and shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such consent and the class or series and number of shares of the Corporation which are owned of record and beneficially by each such stockholder and shall be delivered to and received by the Secretary of the Corporation at the Corporation’s principal office by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of any action by the stockholders of Corporation without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing in accordance with the DGCL.
Section 2.14.   Record Date for Action by Written Consent.   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall request the Board of Directors to fix a record date, which request shall be in proper form and delivered to the Secretary at the principal executive offices of the Corporation. To be in proper form, such request must be in writing and shall state the purpose or purposes of the action or actions proposed to be taken by written consent.
The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the

Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
Section 2.15.   Inspectors of Written Consent.   In the event of the delivery, in the manner provided by Section 2.13 of these Bylaws, to the Corporation of the requisite written consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 2.13 of these Bylaws represent at least the minimum number of votes that would be necessary to authorize or take the action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
ARTICLE III
BOARD OF DIRECTORS
Section 3.1.   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.
Section 3.2.   Number and Tenure.   Subject to the rights of the holders of any series of Preferred Stock to elect directors, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 3.3.   Election of Directors.   The directors shall be elected at the annual meetings of stockholders as specified in the Certificate of Incorporation except as otherwise provided in the Certificate of Incorporation and in these Bylaws, and each director of the Corporation shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
Section 3.4.   Regular Meetings.   A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders, or such other date, time and place as the Board of Directors may determine. The Board of Directors may, by resolution, provide the date, time and place, if any, for the holding of additional regular meetings without other notice than such resolution.
Section 3.5.   Special Meetings.   Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, if any, date and time of the meetings.
Section 3.6.   Notice of Meeting.   Notice of any special meeting of directors shall be given to each director at such person’s business or residence in writing by hand delivery, first-class or overnight mail or courier service, email or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by email, facsimile transmission, telephone or by hand, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 7.4 of these Bylaws.
Section 3.7.   Action by Consent of Board of Directors.   Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors, or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.8.   Conference Telephone Meetings.   Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
Section 3.9.   Quorum.   Subject to Section 3.10 of these Bylaws, a whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
Section 3.10.   Vacancies.   Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 3.11.   Chairman of the Board of Directors.   The Chairman of the Board of Directors shall be chosen from among the directors and may be the Chief Executive Officer. The Chairman of the Board of Directors shall preside over all meetings of the Board of Directors. In the absence of the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, or another director, in the order designated by the Chairman of the Board of Directors, shall preside at meetings of the Board of Directors.
Section 3.12.   Committees.   The Board of Directors may designate any such committee as the Board of Directors considers appropriate, which shall consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board of Directors as appropriate.
A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.6 of these Bylaws. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve, any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

Section 3.13.   Removal.   Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time by the stockholders, with or without cause, by the affirmative vote of the holders of a majority of the then-outstanding shares of Voting Stock, voting together as a single class.
ARTICLE IV
OFFICERS
Section 4.1.   Elected Officers.   The elected officers of the Corporation shall be a Chief Executive Officer, a Chief Financial Officer, a Chief Legal Officer, a Secretary, a Treasurer, a Controller and such other officers, including a President, or assistant officers as the Board of Directors from time to time may deem proper. Any number of offices may be held by the same person. All officers and assistant officers elected by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers and assistant officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof. The Board of Directors or any committee thereof may from time to time elect such other officers and assistant officers (including one or more Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers and Assistant Controllers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Assistant officers and agents also may be appointed by the Chief Executive Officer. Such other officers, assistant officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board of Directors or such committee or by the Chief Executive Officer, as the case may be.
Section 4.2.   Election and Term of Office.   The elected officers of the Corporation shall be elected by the Board of Directors. Each officer shall hold office until such officer’s successor shall have been duly elected and shall have qualified or until such officer’s earlier death, resignation or removal.
Section 4.3.   Chief Executive Officer.   The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incident to the office which may be required by applicable law and all such other duties as are properly required of the Chief Executive Officer by the Board of Directors. The Chief Executive Officer of the Corporation may also serve as President, if so elected by the Board of Directors.
Section 4.4.   President.   If the Board of Directors elects a President who is not the Chief Executive Officer, the President shall act in a general executive capacity and shall assist the Chief Executive Officer in the administration and operation of the Corporation’s business and general supervision of its policies and affairs.
Section 4.5.   Vice Presidents.   Each Vice President, including any Vice President designated as Executive, Senior, or otherwise, shall have such powers and shall perform such duties as shall be assigned to such Vice President by the Board of Directors, the Chief Executive Officer or the President.
Section 4.6.   Chief Financial Officer.   The Chief Financial Officer shall act in an executive financial capacity. The Chief Financial Officer shall assist the Chief Executive Officer and the President in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall, in general, perform all the duties incident to the office of Chief Financial Officer and shall have such further powers and duties as shall be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.
Section 4.7.   Chief Legal Officer.   The Chief Legal Officer shall advise the Corporation on legal matters affecting the Corporation and its activities and shall supervise and direct the handling of all such legal matters. The Chief Legal Officer shall, in general, perform all duties incident to such office, and shall have such further powers and duties as shall be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.
Section 4.8.   Treasurer.   The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall, in general, perform all the duties incident to the office of Treasurer and shall have such further powers and duties as shall be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.

Section 4.9.   Secretary.   The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders. The Secretary shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law. The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to instruments when appropriate. The Secretary shall, in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such Secretary by the Board of Directors, the Chief Executive Officer or the President.
Section 4.10.   Controller.   The Controller shall be responsible for the implementation of accounting policies and procedures, the installation and supervision of accounting records, and the preparation of necessary financial reports and statements. The Controller shall, in general, perform all duties incident to the office of Controller, and shall have such further powers and duties as shall be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.
Section 4.11.   Compensation of Assistant Officers and Agents.   Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have the authority to fix and determine, and change from time to time, the compensation of all assistant officers and agents of the Corporation elected or appointed by the Board of Directors or by the Chief Executive Officer, including, but not restricted to, monthly or other periodic compensation and incentive or other additional compensation.
Section 4.12.   Removal.   The Chief Executive Officer, the President and the Chief Financial Officer may be removed from office with or without cause by the affirmative vote of a majority of the Whole Board. Any other officer or assistant officer elected, or agent appointed, by the Board of Directors may be removed from office with or without cause by the affirmative vote of a majority of the Board of Directors then in office. Any assistant officer or agent appointed by the Chief Executive Officer may be removed by the Chief Executive Officer with or without cause. No elected officer or assistant officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor, his or her death, or his or her resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.
Section 4.13.   Vacancies.   A newly created elected office and a vacancy in any elected office because of death, resignation, or removal may be filled by the Board of Directors. Any vacancy in an office appointed by the Chief Executive Officer or the President because of death, resignation, or removal may be filled by the Chief Executive Officer or the President.
ARTICLE V
STOCK CERTIFICATES AND TRANSFERS
Section 5.1.   Certificated and Uncertificated Stock; Transfers.   The interest of each stockholder of the Corporation may be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe or may be uncertificated.
The shares of the stock of the Corporation shall be transferred on the books of the Corporation, in the case of certificated shares of stock, by the holder thereof in person or by such person’s attorney duly authorized in writing, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require; and, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney duly authorized in writing, and upon compliance with appropriate procedures for transferring shares in uncertificated form. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation’s stock is listed on a stock exchange, the shares of the stock of the Corporation shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares of stock are issued, the number of shares of stock issued and the date of issue. The Board of Directors shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation in both the certificated and uncertificated form.
Section 5.2.   Lost, Stolen or Destroyed Certificates.   No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer may in its or such person’s discretion require.
Section 5.3.   Record Owners.   The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by applicable law.
Section 5.4.   Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors or by the Chief Executive Officer or the President.
ARTICLE VI
INDEMNIFICATION
Section 6.1.   Indemnification.   Each person who was or is a party to, or is otherwise threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she (or a person of whom he or she is the legal representative), is or was, at any time during which this Bylaw is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or advancement of expenses pursuant hereto is sought or at the time any Proceeding relating thereto exists or is brought), a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (each such director or officer, a “Covered Person”), shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment or modification), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such Covered Person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such Covered Person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 6.2.   Advance of Expenses.   To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater rights to advancement of expenses than said law permitted the Corporation to provide prior to such amendment or modification), each Covered Person shall have (and shall be deemed to have a contractual right to have) the right, without the need for any action by the Board of Directors, to be paid by the Corporation (and any successor of the Corporation by merger or otherwise) the expenses (including reasonable attorneys’ fees) incurred in connection with any Proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not, except to the extent specifically required by applicable law, in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the “Undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “final disposition”) that such director or officer is not entitled to be indemnified for such expenses under this Bylaw or otherwise.
Section 6.3.   Non-Exclusivity of Rights.   The rights conferred on any person in this Article VI, shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote or consent of stockholders or directors. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI. The Board of Directors shall have the power to delegate to such officer or other person as the Board of Directors shall specify the determination of whether indemnification shall be given to any person pursuant to this Section 6.3.
Section 6.4.   Indemnification Contracts.   The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article VI.
Section 6.5.   Continuation of Indemnification.   The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article VI shall continue notwithstanding that the person has ceased to be a Covered Person and shall inure to the benefit of his or her estate, heirs, executors, administrators, legatees and distributees; provided, however, that the Corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors.
Section 6.6.   Effect of Amendment or Repeal.   The provisions of this Article VI shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a Covered Person (whether before or after the adoption of these Bylaws), in consideration of such person’s performance of such services, and pursuant to this Article VI, the Corporation intends to be legally bound to each such current or former Covered Person. With respect to current and former Covered Persons, the rights conferred under this Article VI are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of these Bylaws. With respect to any Covered Persons who commence service following adoption of these Bylaws, the rights conferred under this Article VI shall be present contractual rights, and such rights shall fully vest, and be deemed to have vested fully, immediately upon such Covered Person’s service in the capacity which is subject to the benefits of this Article VI.
Section 6.7.   Notice.   Any notice, request or other communication required or permitted to be given to the Corporation under this Article VI shall be in writing and either delivered in person or sent by telecopy, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.
Section 6.8.   Severability.   If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1.   Fiscal Year.   The fiscal year of the Corporation shall end on the 31st day of December; provided, that the Board of Directors shall have the power, from time to time, to fix a different fiscal year of the Corporation by a duly adopted resolution.
Section 7.2.   Dividends.   The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.
Section 7.3.   Seal.   The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the words “Corporate Seal, Delaware,” the name of the Corporation and the year of its organization. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
Section 7.4.   Waiver of Notice.   Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.5.   Resignations.   Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary, or at such later time as is specified therein. Except to the extent specified in such notice, no formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.
ARTICLE VIII
CONTRACTS, PROXIES, ETC.
Section 8.1.   Contracts.   Except as otherwise required by applicable law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary, the Treasurer, the Chief Legal Officer, the Controller and any officer of the Corporation elected by the Board of Directors may sign, acknowledge, verify, make, execute and/or deliver on behalf of the Corporation any agreement, application, bond, certificate, consent, guarantee, mortgage, power of attorney, receipt, release, waiver, contract, deed, lease and any other instrument, or any assignment or endorsement thereof. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary, the Treasurer, the Chief Legal Officer, the

Controller or any officer of the Corporation elected by the Board of Directors may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 8.2.   Proxies.   Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or any officer of the Corporation elected by the Board of Directors may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.
ARTICLE IX
PROXY ACCESS
Section 9.1.   Inclusion of Stockholder Director Nominations in the Corporation’s Proxy Materials.   Subject to the terms and conditions set forth in these Bylaws, the Corporation shall include in its proxy statement for annual meetings of stockholders the name, together with the Required Information (as defined in paragraph (A) below), of an eligible person nominated for election (the “Stockholder Nominee”) to the Board of Directors pursuant to this Section 9.1 by a stockholder or group of stockholders that satisfy the requirements of this Section 9.1, including qualifying as an Eligible Stockholder (as defined in paragraph (D) below) and that expressly elects at the time of providing the written notice required by this Section 9.1 (a “Proxy Access Notice”) to have its nominee(s) included in the Corporation’s proxy statement pursuant to this Section 9.1. For the purposes of this Section 9.1:
(1)   “Constituent Holder” shall mean any stockholder, investment fund included within a Qualifying Fund (as defined in paragraph (D) below) or beneficial holder whose stock ownership is counted for the purposes of qualifying as holding the Proxy Access Request Required Shares (as defined in paragraph (D) below) or qualifying as an Eligible Stockholder (as defined in paragraph (D) below);
(2)   “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended; provided, however, that the term “partner” as used in the definition of  “associate” shall not include any limited partner that is not involved in the management of the relevant partnership; and
(3)   a stockholder (including any Constituent Holder) shall be deemed to “own” only those outstanding shares of Voting Stock as to which the stockholder itself  (or such Constituent Holder itself) possesses both (a) the full voting and investment rights pertaining to the shares and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with the foregoing clauses (a) and (b) shall be deemed not to include (and to the extent any of the following arrangements have been entered into by affiliates of the stockholder (or of any Constituent Holder), shall be reduced by) any shares (x) sold by such stockholder or Constituent Holder (or any of either’s affiliates) in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such stockholder or Constituent Holder (or any of either’s affiliates) for any purposes or purchased by such stockholder or Constituent Holder (or any of either’s affiliates) pursuant to an agreement to resell, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or Constituent Holder (or any of either’s affiliates), whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of Voting Stock, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of  (i) reducing in any manner, to any extent or at any time in the future, such stockholder’s or Constituent Holder’s (or either’s affiliate’s) full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or Constituent Holder (or either’s affiliate), other than any such arrangements solely involving an exchange listed multi-industry market index fund in which Voting Stock represents at the time of entry into such arrangement less than ten percent (10%) of the proportionate value of such index. For purposes of this Section 9.1, a stockholder (including any Constituent Holder) will be deemed to “own” shares held in the name of a nominee or other intermediary so long as the stockholder itself  (or such Constituent Holder itself) retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. For purposes of this Section 9.1, a stockholder’s (including any Constituent Holder’s) ownership of shares shall be deemed to (I) continue during any period in which such person has loaned such shares in the ordinary course of its business so long as such stockholder retains the unrestricted power to recall such shares on no greater than five (5) business days’ notice or delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement so long as such delegation is revocable at any time by the stockholder, and (II) include, for purposes of measuring ownership for any applicable time period, ownership of Voting Stock of the Corporation’s immediate predecessor. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings.
(A)   For purposes of this Section 9.1, the “Required Information” that the Corporation shall include in its proxy statement is (1) the information concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act; and (2) if the Eligible Stockholder so elects, a Statement (as defined in paragraph (F) below). The Corporation shall also include the name of the qualifying Stockholder Nominee in its proxy card. For the avoidance of doubt, and any other provision of these Bylaws notwithstanding, the Corporation may in its sole discretion solicit against, and include in the proxy statement its own statements or other information relating to, any Eligible Stockholder and/or Stockholder Nominee, including any information provided to the Corporation with respect to the foregoing.
(B)   To be timely, a stockholder’s Proxy Access Notice must be delivered to the principal executive offices of the Corporation no earlier than one hundred and fifty (150) days and no later than one hundred and twenty (120) days before the one (1)-year anniversary of the date that the Corporation commenced mailing of its definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting with the Securities and Exchange Commission. In no event shall any adjournment or postponement of an annual meeting, the date of which has been announced by the Corporation, commence a new time period for the giving of a Proxy Access Notice.
(C)   The number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 9.1 but either are subsequently withdrawn or that the Board of Directors decides to nominate as Board of Directors’ nominees or otherwise appoint to the Board of Directors) appearing in the Corporation’s proxy materials with respect to an annual meeting of stockholders may not exceed the greater of  (x) two (2) and (y) the largest whole number that does not exceed twenty percent (20%) of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in this Section 9.1 (such greater number, the “Permitted Number”); provided, however, that the Permitted Number shall be reduced by the number of directors in office with respect to whom a Proxy Access Notice was previously provided to the Corporation pursuant to this Section 9.1, other than (a) any such director whose term of office will expire at such annual meeting and who is not nominated by the Corporation at such annual meeting for another term of office and who is not seeking or agreeing to be nominated at such meeting for another term of office, and (b) any such director who at the time of such annual meeting will have served as a director continuously for at least two years; provided, further, that in no circumstance shall the Permitted Number exceed the number of directors to be elected at the applicable annual meeting as noticed by the Corporation; and provided, further, that in the event the Board of Directors resolves to reduce the size of the Board of Directors effective on or prior to the date of the annual meeting, the Permitted Number shall be calculated based on the number of directors in office as so reduced. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy statement pursuant to this Section 9.1 shall (i) rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 9.1 exceeds the Permitted Number and (ii) explicitly specify and include the respective rankings referred to in the foregoing clause (i) in the Proxy Access Notice delivered to the Corporation with respect to all Stockholder Nominees submitted pursuant thereto. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 9.1 exceeds the Permitted Number, each Eligible Stockholder will have its highest ranking Stockholder Nominee (as ranked pursuant to the preceding sentence) who meets the requirements of this Section 9.1 selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of Voting Stock each Eligible Stockholder disclosed as owned in its Proxy Access Notice submitted to the Corporation (with the understanding that an Eligible Stockholder may not ultimately have any of its Stockholder Nominees included if the Permitted Number has previously been reached). If the Permitted Number is not reached after each Eligible Stockholder has had one (1) Stockholder Nominee selected, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached. After reaching the Permitted Number of Stockholder Nominees, if any Stockholder Nominee who satisfies the eligibility requirements in this Section 9.1 thereafter withdraws, has his or her nomination withdrawn or is thereafter not submitted for director election, no other nominee or nominees shall be required to be substituted for such Stockholder Nominee and included in the Corporation’s proxy statement or otherwise submitted for director election pursuant to this Section 9.1.
(D)   An “Eligible Stockholder” is one or more stockholders of record who own and have owned, or are acting on behalf of one or more beneficial owners who own and have owned (in each case as defined above), in each case continuously for at least three (3) years as of both the date that the Proxy Access Notice is received by the Corporation pursuant to this Section 9.1, and as of the record date for determining stockholders eligible to vote at the annual meeting, at least three percent (3%) of the aggregate voting power of the Voting Stock (the “Proxy Access Request Required Shares”), and who continue to own the Proxy Access Request Required Shares at all times between the date such Proxy Access Notice is received by the Corporation and the date of the applicable annual meeting, provided that the aggregate number of stockholders, and, if and to the extent that a stockholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purpose of satisfying the foregoing ownership requirement may not exceed twenty (20). Two or more investment funds that are (I) under common management and investment control, (II) under common management and funded primarily by the same employers or (III) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940 (a “Qualifying Fund”) will be treated as one stockholder for the purpose of determining the aggregate number of stockholders in this paragraph (D), provided that each fund included within a Qualifying Fund otherwise meets the requirements set forth in this Section 9.1. No shares may be attributed to more than one group constituting an Eligible Stockholder under this Section 9.1 (and, for the avoidance of doubt, no stockholder may be a member of more than one group constituting an Eligible Stockholder). A record holder acting on behalf of one or more beneficial owners will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this paragraph (D), for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder’s holdings. For the avoidance of doubt, Proxy Access Request Required Shares will qualify as such if and only if the beneficial owner of such shares as of the date of the Proxy Access Notice has itself individually beneficially owned such shares continuously for the three (3)-year period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met).
(E)   No later than the final date when a Proxy Access Notice pursuant to this Section 9.1 may be timely delivered to the Corporation, an Eligible Stockholder (including each Constituent Holder) must provide the following in writing to the Secretary of the Corporation:
(1)   with respect to each Constituent Holder, the information, representations and agreements that would be required to be provided in a stockholder’s notice of nomination pursuant to the requirements of Section 2.9(C) and 2.10 of these Bylaws;

(2)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among the Eligible Stockholder (including any Constituent Holder) and its or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each of such Eligible Stockholder’s Stockholder Nominee(s), and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Eligible Stockholder (including any Constituent Holder), or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive officer of such registrant;
(3)   one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period) verifying that, as of a date within seven (7) calendar days prior to the date the Proxy Access Notice is delivered to the Corporation, such person owns, and has owned continuously for the preceding three (3) years, the Proxy Access Request Required Shares, and such person’s agreement to provide:
(a)   within ten (10) days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying such person’s continuous ownership of the Proxy Access Request Required Shares through the record date, together with any additional information reasonably requested to verify such person’s ownership of the Proxy Access Request Required Shares; and
(b)   immediate notice if the Eligible Stockholder ceases to own any of the Proxy Access Request Required Shares prior to the date of the applicable annual meeting of stockholders;
(4) a representation that such person:
(a)   acquired the Proxy Access Request Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not have such intent;
(b)   has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 9.1;
(c)   has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors;
(d)   will not distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation; and
(e)   will provide facts, statements and other information in all communications with the Corporation and its stockholders that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and will otherwise comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Section 9.1;
(5)   in the case of a nomination by a group of stockholders that together is such an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and
(6)   an undertaking that such person agrees to:
(a)   assume all liability stemming from, and indemnify and hold harmless the Corporation and its affiliates and each of its and their directors, officers, and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its affiliates, or any of its or their directors, officers or employees arising out of any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder (including such person) provided to the Corporation in connection with the nomination of the Stockholder Nominee(s) or efforts to elect such Stockholder Nominee(s) or out of any failure of the Eligible Stockholder to comply with, or any breach of, its obligations, agreements or representations pursuant to these Bylaws;
(b)   comply with all laws, rules, regulations and listing standards applicable to nominations or solicitations in connection with the annual meeting of stockholders, and promptly provide the Corporation with such other information as the Corporation may reasonably request; and
(c)   file with the Securities and Exchange Commission any solicitation by the Eligible Stockholder of stockholders of the Corporation relating to the annual meeting at which the Stockholder Nominee will be nominated.
In addition, no later than the final date when a Proxy Access Notice pursuant to this Section 9.1 may be timely delivered to the Corporation, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder must provide to the Secretary of the Corporation documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds included within the Qualifying Fund satisfy the definition thereof. In order to be considered timely, any information required by this Section 9.1 to be provided to the Corporation must be supplemented (by delivery to the Secretary of the Corporation) (1) no later than ten (10) days following the record date for the applicable annual meeting, to disclose the foregoing information as of such record date, and (2) no later than the fifth day before the annual meeting, to disclose the foregoing information as of the date that is no earlier than ten (10) days prior to such annual meeting. For the avoidance of doubt, the requirement to update and supplement such information shall not permit any Eligible Stockholder or other person to change or add any proposed Stockholder Nominee or be deemed to cure any defects or limit the remedies (including without limitation under these Bylaws) available to the Corporation relating to any defect.
(F)   The Eligible Stockholder may provide to the Secretary of the Corporation, at the time the information required by this Section 9.1 is originally provided, a written statement for inclusion in the Corporation’s proxy statement for the annual meeting, not to exceed five hundred (500) words, in support of the candidacy of such Eligible Stockholder’s Stockholder Nominee (the “Statement”). Notwithstanding anything to the contrary contained in this Section 9.1, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, or would violate any applicable law or regulation.
(G)   No later than the final date when a Proxy Access Notice pursuant to this Section 9.1 may be timely delivered to the Corporation, each Stockholder Nominee must:
(1)   provide an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the Corporation reasonably promptly upon written request of a stockholder), that such Stockholder Nominee consents to being named in the Corporation’s proxy statement and form of proxy card (and will not agree to be named in any other person’s proxy statement or form of proxy card with respect to the Corporation) as a nominee;
(2)   complete, sign and submit all questionnaires, representations and agreements required by these Bylaws, including Section 2.9(C) and 2.10 of these Bylaws, or of the Corporation’s directors generally; and
(3)   provide such additional information as necessary to permit the Board of Directors to determine if such Stockholder Nominee:
(a)   is independent under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors;

(b)   has any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s Corporate Governance Guidelines;
(c)   would, by serving on the Board of Directors, violate or cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed or any applicable law, rule or regulation; and
(d)   is or has been subject to any event specified in Item 401(f) of Regulation S-K (or successor rule) of the Securities and Exchange Commission.
In the event that any information or communications provided by the Eligible Stockholder (or any Constituent Holder) or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood for the avoidance of doubt that providing any such notification will not be deemed to cure any such defect or limit the remedies (including without limitation under these Bylaws) available to the Corporation relating to any such defect.
(H)   Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but withdraws from or becomes ineligible or unavailable for election at that annual meeting (other than by reason of such Stockholder Nominee’s disability or other health reason) shall be ineligible to be a Stockholder Nominee pursuant to this Section 9.1 for the next two annual meetings. Any Stockholder Nominee who is included in the Corporation’s proxy statement for a particular annual meeting of stockholders, but subsequently is determined not to satisfy the eligibility requirements of this Section 9.1 or any other provision of these Bylaws, the Certificate of Incorporation or other applicable rules or regulation any time before the annual meeting of stockholders, shall not be eligible for election at the relevant annual meeting of stockholders.
(I)   The Corporation will not be required to include, pursuant to this Section 9.1, any Stockholder Nominee in its proxy materials for any annual meeting of stockholders, and if the proxy statement already has been filed, any Stockholder Nominee will cease to be eligible for nomination as a Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:
(1)   such Stockholder Nominee is not independent under the listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board of Directors;
(2)   such Stockholder Nominee’s service as a member of the Board of Directors would violate or cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the Corporation is traded, or any applicable law, rule or regulation;
(3)   such Stockholder Nominee is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, 15 U.S.C. §19;
(4)   such Stockholder Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years;
(5)   such Stockholder Nominee is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933;
(6)   the Eligible Stockholder (or any Constituent Holder) or applicable Stockholder Nominee otherwise breaches or fails to comply in any material respect with its obligations pursuant to this Section 9.1 or any agreement, representation or undertaking required by this Section;

(7)   the Eligible Stockholder ceases to be an Eligible Stockholder for any reason, including but not limited to not owning the Proxy Access Request Required Shares through the date of the applicable annual meeting; or
(8)   the Secretary of the Corporation receives a notice that any stockholder has nominated or intends to nominate a person for election to the Board of Directors at such annual meeting pursuant to Section 2.9 of these Bylaws.
For the purposes of this paragraph (I), clauses (1), (2), (3), (4) and (5) and, to the extent related to a breach or failure by the Stockholder Nominee, clause (6) will result in the exclusion from the proxy materials pursuant to this Section 9.1 of the specific Stockholder Nominee to whom the ineligibility applies, or, if the proxy statement already has been filed, the ineligibility of such Stockholder Nominee to be nominated pursuant to this Section 9.1; provided, however, that clause (7) and, to the extent related to a breach or failure by an Eligible Stockholder (or any Constituent Holder), clause (6) will result in the Voting Stock owned by such Eligible Stockholder (or Constituent Holder) being excluded from the Proxy Access Request Required Shares (and, if as a result the Proxy Access Notice will no longer have been filed by an Eligible Stockholder, the exclusion from the proxy materials pursuant to this Section 9.1 of all of the applicable stockholder’s Stockholder Nominees from the applicable annual meeting of stockholders or, if the proxy statement has already been filed, the ineligibility of all of such stockholder’s Stockholder Nominees to be nominated).
Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the annual meeting shall declare a nomination by an Eligible Stockholder to be invalid, and the nominated Stockholder Nominee shall cease to be eligible for nomination pursuant to this Section 9.1, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if  (i) the Eligible Stockholder (or a qualified representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 9.1 or (ii) the Eligible Stockholder (or any Constituent Holder) becomes ineligible to nominate a director for inclusion in the Corporation’s proxy materials pursuant to this Section 9.1 or withdraws its nomination or a Stockholder Nominee becomes unwilling, unavailable or ineligible to serve on the Board of Directors, whether before or after the Corporation’s issuance of the definitive proxy statement.
ARTICLE X
AMENDMENTS
Section 10.1.   By the Stockholders.   Subject to the provisions of the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, or new Bylaws enacted, at any special meeting of the stockholders if duly called for that purpose (provided that in the notice of such special meeting, notice of such purpose shall be given), or at any annual meeting, by the affirmative vote of a majority of the Voting Stock.
Section 10.2.   By the Board of Directors.   Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, these Bylaws may also be altered, amended or repealed, or new Bylaws enacted, by the Board of Directors.

EXHIBIT D
Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law

SUBCHAPTER D
DISSENTERS RIGHTS
Sec.
1571. Application and effect of subchapter.
1572. Definitions.
1573. Record and beneficial holders and owners.
1574. Notice of intention to dissent.
1575. Notice to demand payment.
1576. Failure to comply with notice to demand payment, etc.
1577. Release of restrictions or payment for shares.
1578. Estimate by dissenter of fair value of shares.
1579. Valuation proceedings generally.
1580. Costs and expenses of valuation proceedings.
Cross References. Subchapter D is referred to in sections 102, 317, 321, 329, 333, 343, 353, 363, 1101, 1105, 1906, 1913, 1932, 2104, 2123, 2321, 2324, 2325, 2512, 2538, 2704, 2705, 2904, 2907, 7104 of this title.
§ 1571. Application and effect of subchapter.
(a) General rule. — Except as otherwise provided in subsection (b), any shareholder (as defined in section 1572 (relating to definitions)) of a business corporation shall have the rights and remedies provided in this subchapter in connection with a transaction under this title only where this title expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:
Section 329(c) (relating to special treatment of interest holders).
Section 333 (relating to approval of merger).
Section 343 (relating to approval of interest exchange).
Section 353 (relating to approval of conversion).
Section 363 (relating to approval of division).
Section 1906(c) (relating to dissenters rights upon special treatment).
Section 1932(c) (relating to dissenters rights in asset transfers).
Section 2104(b) (relating to procedure).
Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).
Section 2325(b) (relating to minimum vote requirement).
Section 2704(c) (relating to dissenters rights upon election).
Section 2705(d) (relating to dissenters rights upon renewal of election).
Section 2904(b) (relating to procedure).
Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).
Section 7104(b)(3) (relating to procedure).

(b) Exceptions. —
(1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares shall not have the right to dissent and obtain payment of the fair value of the shares under this subchapter if, on the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 333, 343, 353, 363 or 1932(c) is to be voted on or on the date of the first public announcement that such a plan has been approved by the shareholders by consent without a meeting, the shares are either:
(i)
listed on a national securities exchange registered under section 6 of the Exchange Act; or

(ii)
held beneficially or of record by more than 2,000 persons.

(2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:
(ii)
Shares of any preferred or special class or series unless the articles, the plan or the terms of the transaction entitle all shareholders of the class or series to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class or series.

(iii)
Shares entitled to dissenters rights under section 329(d) or 1906(c) (relating to dissenters rights upon special treatment).

(3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.
(c) Grant of optional dissenters rights. — The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights. See section 317 (relating to contractual dissenters rights in entity transactions).
(d) Notice of dissenters rights. — Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:
(1)
a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

(2)
a copy of this subchapter.

(e) Other statutes. — The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.
(f) Certain provisions of articles ineffective. — This subchapter may not be relaxed by any provision of the articles.
(g) Computation of beneficial ownership. — For purposes of subsection (b)(1)(ii), shares that are held beneficially as joint tenants, tenants by the entireties, tenants in common or in trust by two or more persons, as fiduciaries or otherwise, shall be deemed to be held beneficially by one person.
(h) Cross references. — See:
Section 315 (relating to nature of transactions).
Section 1105 (relating to restriction on equitable relief).

Section 1763(c) (relating to determination of shareholders of record).
Section 2512 (relating to dissenters rights procedure).
(Dec. 19, 1990, P.L.834, No.198, eff. imd.; June 22, 2001, P.L.418, No.34, eff. 60 days; Oct. 22, 2014, P.L.2640, No.172, eff. July 1, 2015)
2014 Amendment.   Act 172 amended subsecs. (a), (b), (c) and (h).
2001 Amendment.   Act 34 amended subsecs. (a) and (b), amended and relettered subsec. (g) to subsec. (h) and added present subsec. (g).
1990 Amendment.   Act 198 amended subsecs. (a), (b) and (e), relettered subsec. (f) to subsec. (g) and added present subsec. (f).
Cross References.   Section 1571 is referred to in sections 317, 1103, 2537 of this title.
§ 1572. Definitions.
The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:
“Corporation.”   The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which one or more of the resulting corporations is the successor corporation for the purposes of this subchapter. The designated successor corporation or corporations in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.
“Dissenter.”   A shareholder who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.
“Fair value.”   The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.
“Interest.”   Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.
“Shareholder.”   A shareholder as defined in section 1103 (relating to definitions) or an ultimate beneficial owner of shares, including, without limitation, a holder of depository receipts, where the beneficial interest owned includes an interest in the assets of the corporation upon dissolution.
(Dec. 19, 1990, P.L.834, No.198, eff. imd.; June 22, 2001, P.L.418, No.34, eff. 60 days)
2001 Amendment.   Act 34 amended the defs. of  “corporation” and “dissenter” and added the def. of “shareholder.”
Cross References.   Section 1572 is referred to in section 1571 of this title.
§ 1573. Record and beneficial holders and owners.
(a) Record holders of shares. — A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.
(b) Beneficial owners of shares. — A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.
(Dec. 18, 1992, P.L.1333, No.169, eff. 60 days)
1992 Amendment.   Act 169 amended subsec. (a).
§ 1574. Notice of intention to dissent.
If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.
§ 1575. Notice to demand payment.
(a) General rule. — If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall deliver a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is approved by the shareholders by less than unanimous consent without a meeting or is taken without the need for approval by the shareholders, the corporation shall deliver to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:
(1)
State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

(2)
Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

(3)
Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

(4)
Be accompanied by a copy of this subchapter.

(b) Time for receipt of demand for payment. — The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the delivery of the notice.
(July 9, 2013, P.L.476, No.67, eff. 60 days; Oct. 22, 2014, P.L.2640, No.172, eff. July 1, 2015)
2014 Amendment.   Act 172 amended subsecs. (a) intro par. and (b).
Cross References.   Section 1575 is referred to in sections 1576, 1577, 1579, 2512 of this title.
§ 1576. Failure to comply with notice to demand payment, etc.
(a) Effect of failure of shareholder to act. — A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.
(b) Restriction on uncertificated shares. — If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

(c) Rights retained by shareholder. — The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.
(Dec. 19, 1990, P.L.834, No.198, eff. imd.)
1990 Amendment.   Act 198 amended subsec. (a).
§ 1577. Release of restrictions or payment for shares.
(a) Failure to effectuate corporate action. — Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.
(b) Renewal of notice to demand payment. — When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.
(c) Payment of fair value of shares. — Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:
(1)
The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

(2)
A statement of the corporation’s estimate of the fair value of the shares.

(3)
A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

(d) Failure to make payment. — If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.
(Dec. 19, 1990, P.L.834, No.198, eff. imd.)
1990 Amendment.   Act 198 amended subsecs. (c) and (d).
Cross References.   Section 1577 is referred to in sections 1576, 1578, 2512 of this title.
§ 1578. Estimate by dissenter of fair value of shares.
(a) General rule. — If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter’s shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

(b) Effect of failure to file estimate. — Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.
(Dec. 19, 1990, P.L.834, No.198, eff. imd.)
1990 Amendment.   Act 198 amended subsec. (b).
Cross References.   Section 1578 is referred to in sections 1579, 1580 of this title.
§ 1579. Valuation proceedings generally.
(a) General rule. — Within 60 days after the latest of:
(1)
effectuation of the proposed corporate action;

(2)
timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

(3)
timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.
(b) Mandatory joinder of dissenters. — All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).
(c) Jurisdiction of the court. — The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.
(d) Measure of recovery. — Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.
(e) Effect of corporation’s failure to file application. — If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation’s estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.
Cross References.   Section 1579 is referred to in section 1580 of this title.
§ 1580. Costs and expenses of valuation proceedings.
(a) General rule. — The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.
(b) Assessment of counsel fees and expert fees where lack of good faith appears. — Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.
(c) Award of fees for benefits to other dissenters. — If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Arconic Inc. Special Meeting of Shareholders [ ] a.m. [ ], [ ], 2017 at [ ] Admission Ticket This ticket is not transferable. Please keep this ticket to be admitted to the special meeting. Fold and detach here VOTE BY MAIL THREE WAYS TO VOTE Vote by Mail. Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to. Vote by Internet. Have your proxy card available when you access the website [ ] and follow the simple directions presented to record your vote. Vote by Telephone. Have your proxy card available when you call toll-free using a touch-tone phone and follow the simple directions presented to record your vote. Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by [ ] a.m., Eastern Time, on [ ], 2017, to be counted. If you vote by Internet or by telephone, please do not mail your proxy card. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on [ ], 2017—the Notice of Special Meeting and Proxy Statement is available at [ ]. Return your proxy in the postage-paid envelope provided. VOTE BY INTERNET Access this website to cast your vote. [ ] VOTE BY TELEPHONE Call toll-free using a touch-tone telephone. 1-888-693-8683 êIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.ê THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Arconic Inc. 390 Park Avenue New York, NY 10022-4608 The undersigned hereby appoints [], and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Arconic Inc. the undersigned is entitled to vote if personally present at the Special Meeting of Shareholders of Arconic Inc. to be held on [ ], 2017, and at any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof. Your telephone or Internet vote must be received by [ ] a.m., Eastern Time, on [ ], 2017, to be counted. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted. This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Arconic, its subsidiaries or affiliates with respect to shares of common stock of Arconic Inc. held by the undersigned under any such plans. Your voting instructions must be received by [ ] a.m., Eastern Time, on [ ], 2017, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received. Your vote on the proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendation of the Board of Directors. Comments:

(Vote on the other side) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (continued from the other side) PROXY Please mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2 and 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3. A proposal to approve the merger (the “Reincorporation Merger”) of Arconic with a newly formed direct wholly owned subsidiary of Arconic incorporated in Delaware (“Arconic Delaware”) in order to effect the change of Arconic’s jurisdiction of incorporation from Pennsylvania to Delaware. ☐ FOR ☐ AGAINST ☐ ABSTAIN A proposal to approve, on an advisory basis, that the certificate of incorporation of Arconic Delaware following the Reincorporation (the “Delaware Certificate”) will not contain any supermajority voting requirements. ☐ FOR ☐ AGAINST ☐ ABSTAIN A proposal to approve, on an advisory basis, that the Board of Directors of Arconic Delaware following the Reincorporation will be elected on an annual basis pursuant to the Delaware Certificate. ☐ FOR ☐ AGAINST ☐ ABSTAIN Signature Signature (if held jointly) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.